Prospectus

April 22, 2008

Baron Partners Fund

Baron Select Funds

BARON FUNDS

This prospectus is for Baron Select Funds, which currently has one series, Baron Partners Fund. If you are interested in Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, which are series of Baron Investment Funds Trust, please visit www.BaronFunds.com or contact us at 1-800-99BARON.

This prospectus contains essential information for anyone investing in this Fund. Please read it carefully and keep it for reference.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these shares or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

April 22, 2008

Baron Partners Fund 767 Fifth Avenue New York, New York 10153 1-800-99BARON 212-583-2100

Table of Contents	Baron Funds®

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Information about the Fund	Baron Funds®

Investment Goal

Capital appreciation.

Principal Investment Strategies

In making investment decisions for Baron Partners Fund (the “Fund”), BAMCO, Inc. (“BAMCO” or the “Adviser”) seeks:

1.	securities that the Adviser believes have favorable price-to-value characteristics based on the Adviser’s assessment of their businesses’ prospects for future growth and profitability; and

2.	businesses that the Adviser believes are well managed, have significant long-term growth prospects and have significant barriers to competition.

The Adviser’s research process includes visits and interviews with company managements, their major competitors and often their customers. The Adviser also studies industry data, statistics and trends. It looks for companies that it believes have the ability to grow substantially within a four or five-year period. The Adviser looks for companies that it believes have special business niches that offer favorable business opportunities and sustainable barriers to competition. It also seeks companies that it believes have strong management capabilities, good employee morale and favorable reputations. The Adviser invests without regard for market trends. It instead focuses on long-lasting “mega-trend” opportunities presented by individual investments. It also studies a company’s financial strength and profitability.

The Fund purchases stocks that the Adviser believes are undervalued relative to their businesses’ long-term growth prospects, future cash flows and asset values. The Adviser seeks to invest in businesses before their long-term growth prospects are appreciated by other investors. The Fund may make significant investments in companies in which the Adviser has the greatest conviction. Of course, there can be no guarantee that the Fund will be successful at achieving its investment goals.

The Fund has a long-term outlook and often invests in businesses for several years. The Fund hopes for significant business growth and stock price appreciation over that time period. As long-term investors in businesses, the Fund is designed for long-term shareholders. The Fund is not designed nor intended to be suitable for investors who intend to purchase and then sell their Fund shares within a six-month period (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 18-19 of this prospectus).

Baron Partners Fund is a non-diversified fund that invests for the long term primarily in securities of U.S. growth companies. The Fund establishes long positions in securities that the Adviser believes have favorable price-to-value characteristics based

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Baron Funds®	Information about the Fund

on the Adviser’s assessment of their prospects for future growth and profitability, competitive advantages and their potential to increase in value 100% within four subsequent years. The Fund will make money if the stock prices of the securities it owns increase. It will lose money if the stock prices of the securities it owns decrease. To take advantage of opportunities to invest, the Fund may borrow money from banks (leverage) in an amount up to one-third of its total assets, which includes assets purchased with borrowed money (please see the “Principal Investment Risks” section on pages 4-6 of this prospectus).

The Fund may also sell securities short. It may establish short positions in securities that the Adviser believes have limited growth prospects, are poorly managed, have a highly leveraged balance sheet or are over-priced. When the Fund takes a short position, the Adviser believes the company’s stock price will fall. If it falls sufficiently, the Fund will make money. If it instead increases in price, the Fund will lose money. The Fund will not use more than 35% of its total assets in maintaining short positions. The Adviser, in its sole discretion, may decide not to sell any securities short. The Adviser believes that the flexibility to execute a long and short strategy may reduce the short-term volatility inherent in the equity markets. However, the Adviser also believes that short sales can be significantly more risky than long investments and, as a result, expects to employ this tactic relatively infrequently.

Baron Partners Fund may also invest in private equity investments. These private company investments may occur either with companies that currently exist in the Fund’s portfolio when such companies are taken private by private equity firms or through established relationships with private company managements.

Principal Investment Risks

General Stock Market.  Investing in the stock market is risky because equity securities fluctuate in value, often based on factors unrelated to the intrinsic value of the issuer. These fluctuations may be due to political, economic or general market circumstances. Other factors may affect a single company or industry, but not the broader market. Because the values of securities fluctuate, when you sell your investment in the Fund you may receive more or less money than you originally invested.

Large Positions.  The Fund may establish relatively large positions in companies in which the Adviser has the greatest conviction. Movement in the prices of securities in which the Fund holds large positions would have a significant impact on the Fund’s net asset value. These large positions may represent a significant part of a company’s outstanding stock, and sales by the Fund could adversely affect stock prices. The Fund’s returns may be more volatile than those of a fund that does not establish large positions.

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Information about the Fund	Baron Funds®

Specific Securities.  Earnings, cash flows and valuations projected by the Adviser for a long position may not be achieved, which could negatively affect the impact of that stock in the Fund’s portfolio. With respect to a short position held by the Fund, the company or the securities markets may have favorable developments or news that positively affect the stock market price of that company which, in turn, could result in a loss for the Fund.

Small and Medium-Sized Companies.  The Adviser believes there is more potential for capital appreciation in small and medium-sized companies, but there also may be more risk. Securities of small and medium-sized companies may not be well known to most investors and the securities may be less actively traded than those of large businesses. The securities of small and medium-sized companies may fluctuate in price more widely than the stock market generally, and they may be more difficult to sell during market downturns. Small and medium-sized companies rely more on the skills of management and on their continued tenure. Investing in small and medium-sized companies requires a long-term outlook and may require shareholders to assume more risk and to have more patience than investing in the securities of larger, more established companies.

Growth Investing.  Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

Non-Diversified Portfolio.  The Fund is non-diversified, which means it may have large positions in fewer companies or industries than a diversified fund. A concentrated portfolio is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund.

Short Sales.  If the price of the stock sold short increases after the sale, the Fund will lose money because it will have to pay a higher price to repurchase the borrowed stock when it closes its short position. The Fund may not be able to close out a short position at an acceptable price or time and the loss of value on a short sale is theoretically unlimited. The Fund has to borrow the securities to enter into the short sale. If the lender demands the securities be returned, the Fund must deliver them promptly, either by borrowing from another lender or buying the securities. If this occurs at the same time other short sellers are trying to borrow or buy the securities, a “short squeeze” could occur, causing the stock price to rise and making it more likely that the Fund will have to cover its short position at an unfavorable price. This could happen regardless of whether or not the prospects for a business are favorable or unfavorable.

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Leverage.  The Fund may borrow from banks and pledge its assets in connection with the borrowing. If the interest expense of the borrowing is greater than the income and the increase in value of the securities purchased with the proceeds of the borrowing, the use of leverage will decrease the return to stockholders in the Fund. Use of leverage also tends to magnify the volatility of the Fund’s returns.

Long-Term Outlook and Projections.  The Fund is designed for long-term investors who are willing to hold investments for a substantial period of time. The cash flows and valuations that the Adviser projects for a company may not be achieved, which could negatively affect the impact of that stock in the Fund’s portfolio.

Foreign Securities.  Foreign investments may involve additional risks to those inherent in domestic investments, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls, expropriation, limited disclosure and illiquid markets.

Securities Not Publicly Traded.  Securities that are not publicly traded may be difficult to sell or may be subject to agreements that prohibit or limit their sale or other disposition. This investment approach requires a long-term outlook and may involve more risk.

Taxes.  The Fund intends to elect to be treated and to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To maintain its qualification for federal income tax purposes as a regulated investment company under the Code, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements, as discussed in detail below under “U.S. Federal Income Taxation.” If for any taxable year, the Fund fails to qualify for the special federal income tax treatment afforded to regulated investment companies, all of the Fund’s taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to the Fund’s shareholders) and the Fund’s income available for distribution would be reduced (please see the “U.S. Federal Income Taxation” section on pages 24-26 of this prospectus, and the “U.S. Federal Income Taxation” section on pages 21-25 in the accompanying Statement of Additional Information (“SAI”)).

Prior Performance

Although the Fund was registered as a mutual fund on April 30, 2003, it has been managed in the same style and by the same portfolio manager since the predecessor partnership’s inception on January 31, 1992, and since its conversion to a Delaware statutory trust structure on April 30, 2003. The partnership’s investment goals, policies, guidelines and restrictions were, in all material respects, equivalent to the Fund’s. The following information shows the Fund’s annual returns and long-term performance, restated to reflect the imposition of the same advisory fee that is

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Information about the Fund	Baron Funds®

charged currently, and to reflect other operating expenses (excluding portfolio transaction costs, interest, and extraordinary expenses) that would have been applied historically if the Fund had its current fee structure since inception. The adjustments remove any prior performance allocations or other management or service fees. Prior to May 1, 2003, these fees and expenses were assumed to be 1.45% of average net assets, which is the maximum expense level of the Fund due to an expense reimbursement agreement provided by the Adviser, and which is higher than the average fees and expenses of the Fund when it was a partnership, which were approximately 1.1% of average net assets. From its inception on January 31, 1992 through April 30, 2003, the partnership was not subject to certain investment restrictions, diversification requirements and other restrictions of the Investment Company Act of 1940 (the “1940 Act”) or the Code, which, if they had been applicable, might have adversely affected its performance. The information provides some indications of the risks of investing in the Fund. The bar chart shows you how the performance of the Fund has varied from year to year. The table compares the performance of the Fund over time to a relevant index. The Fund’s past performance is not necessarily an indication of how it will perform in the future. The Annual Financial Report contains additional performance information, which is available upon request, without charge, by writing or calling the Fund at the address and telephone number set forth in this prospectus. Performance information can also be found at www.BaronFunds.com/performance.

Annual returns for periods ended 12/31 of each year

Best quarter:	12/31/98 56.0%
Worst quarter:	09/30/98 (31.2)%

Average Annual Total Returns (for periods ended 12/31/07)

The following table shows the Fund’s annual returns and long-term performance (before and after taxes), which includes its predecessor partnership’s average annual returns, restated to reflect the imposition of the same advisory fees and other

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operating expenses (excluding portfolio transaction costs, interest, and extraordinary expenses) that would have been applied historically before taxes had the partnership been the Fund, and the change in value of a broad-based market index over various periods ended December 31, 2007.

Prior to May 1, 2003, fees and expenses were assumed to be 1.45% of average net assets, which is the maximum expense level of the Fund due to an expense reimbursement agreement provided by the Adviser, and which is higher than the average fees and expenses of the Fund when it was a partnership, which were approximately 1.1% of average net assets. The adjustments remove any prior performance allocations or other management or service fees. Prior to May 1, 2003, the Fund did not have a distribution policy. It was an unregistered partnership, it did not qualify as a regulated investment company for federal income tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Fund prior to May 1, 2003.

The index information is intended to permit you to compare the Fund’s performance to a broad measure of market performance. The after-tax returns are intended to show the impact of assumed federal income taxes on an investment in the Fund. The Fund’s “Return after taxes on distributions” shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period and so do not have any taxable gain or loss on your investment in shares of the Fund. The Fund’s “Return after taxes on distributions and sale of Fund shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were purchased at the beginning of the period and then sold at the end of the period.

After-tax returns are calculated using the highest individual federal marginal income tax rate in effect at the time of each distribution and assumed sale, but they do not include the impact of state and local taxes. In some instances, the “Return after taxes on distributions and sale of Fund shares” is greater than the “Return before taxes” because you are assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains.

Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects. After-tax returns are not relevant to investors who hold their Fund shares in a tax-deferred account (including a 401(k) or IRA or Coverdell account), or to investors that are tax-exempt (please see the “U.S. Federal Income Taxation” section on pages 24-26 of this prospectus).

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	1 year		5 years	10 years	Since Inception*
Return before taxes	11.34%		24.31%	11.09%	17.85%
Return after taxes on distributions	10.34%		N/A	N/A	N/A
Return after taxes on distributions and sale of Fund shares	8.12%		N/A	N/A	N/A
Russell 2000 (reflects no deductions for fees, expenses or taxes)	(1.57%	)	16.25%	7.08%	10.12%
S & P 500 (reflects no deductions for fees, expenses or taxes)	5.48%		12.81%	5.89%	10.47%

*	Baron Partners Fund became a registered Fund on April 30, 2003. Prior to this date, it was a partnership. The inception date of the predecessor partnership of Baron Partners Fund was January 31, 1992.

The Fund’s past performance before and after taxes is not an indication of its future before and after tax returns. The Russell 2000 is a widely recognized unmanaged index of small-cap companies. The S&P 500 is an unmanaged index that measures the performance of larger-cap companies. The Fund may also compare its performance to the performance of its respective peer groups, as published by Morningstar & Lipper.

Fund Expenses

The table below describes the fees and expenses that you would pay if you bought and held shares of the Fund.

Annual Fund Operating Expenses†

(Expenses that are deducted from the Fund’s assets)

Management Fee	1.00%
Distribution (12b-1) Fee[1]	0.25%
Other Expenses	0.06%

Total Operating Expenses[2]	1.31%
Interest Expense[3]	0.57%

Total Annual Fund Expenses[2]	1.88%

†	Based on the fiscal year ended December 31, 2007.
1.	Due to payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge.
2.	The Adviser has agreed that, for so long as it is Adviser to the Fund, it will reimburse certain expenses of the Fund, so that its total operating expenses (exclusive of portfolio transaction costs, interest, and extraordinary expenses) are limited to 1.45% of average daily net assets. Certain expenses of the Fund, such as interest and dividend expenses, are not subject to the operating expense limitation.
3.	Interest expense is the result of the Fund’s use of leverage.

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Baron Funds®	Information about the Fund

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating and interest expenses remain the same. These costs are exclusive of transactional expenses such as brokerage expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	1	3	5	10
BARON PARTNERS FUND	$191	$591	$1,016	$2,201

There are additional charges if you have retirement accounts and wire transfers. You may also purchase and redeem your shares through brokers, dealers or other financial intermediaries that may charge a commission or other transaction fee for their services (please see the “How to Purchase Shares” section on pages 14-16, and the “How to Redeem Shares” section on pages 19-21 of this prospectus).

The 12b-1 fee is paid to Baron Capital, Inc. (“BCI” or the “Distributor”), an SEC registered broker-dealer and member of FINRA (the Financial Industry Regulatory Authority (formerly the NASD)), the distributor of the Fund, for shareholder and distribution services. Because the fee is paid out of the Fund’s assets on an on-going basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

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Information about the Fund	Baron Funds®

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the fiscal years indicated. Certain information reflects financial results for a single Fund share. The “total return” shows how much your investment in the Fund would have increased (or decreased) during each year, assuming you had reinvested all dividends and distributions. These financial highlights have been audited by PricewaterhouseCoopers, LLP, the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the annual financial report, which is available upon request by calling 1-800-99BARON or by emailing info@baronfunds.com.

Fiscal Year Ended December 31	2007	2006	2005	2004	2003*
Net Asset Value, Beginning of Year	$22.34	$18.43	$16.85	$12.17	$10.00
INCOME FROM INVESTMENT OPERATIONS:
Net Investment Loss	(0.21)^	(0.16)^	(0.13)	(0.06)	(0.10)
Net Realized and Unrealized Gain on Investments	2.74	4.13	2.49	5.17	3.63
Total from Investment Operations	2.53	3.97	2.36	5.11	3.53
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net Investment Income	0.00	0.00	0.00	0.00	0.00
Net Realized Gains on Investments	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)
Total Distributions	(1.11)	(0.06)	(0.78)	(0.43)	(1.36)
Net Asset Value, End of Year	$23.76	$22.34	$18.43	$16.85	$12.17
TOTAL RETURN	11.34%	21.55%	14.37%	42.35%	35.76	%†
RATIOS/SUPPLEMENTAL DATA
Net Assets (in millions), End of Year	$3,384.1	$2,403.1	$1,403.0	$632.7	$164.3
Ratio of Total Expenses to Average Net Assets	1.88%@	1.77%	1.62%	1.46%	1.77	%**
Less: Ratio of Interest Expense to Average Net Assets	(0.57%)	(0.45%)	(0.27%)	(0.12%)	(0.37	%)**
Ratio of Operating Expenses to Average Net Assets	1.31%	1.32%	1.35%	1.34%	1.40	%**
Ratio of Net Investment Loss to Average Net Assets	(0.86%)	(0.80%)	(0.85%)	(0.83%)	(1.39	%)**
Portfolio Turnover Rate	32.95%	35.92%	37.62%	57.77%	36.67	%†

*	For the period April 30, 2003 (Commencement of Operations) to December 31, 2003.
**	Annualized.
†	Not annualized.
^	Based on average shares outstanding.
@	Benefit of expense reductions rounds to less than 0.01%.

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Baron Funds®	Information about the Fund

Management of the Fund

The Board of Trustees (the “Board”) oversees the management of the Fund. A list of the Trustees and the Fund’s officers may be found in the SAI. BAMCO is located at 767 Fifth Avenue, New York, NY 10153, and is responsible for portfolio management. BAMCO serves as investment adviser to other registered mutual funds, including Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund. BAMCO and BCI, along with their affiliate Baron Capital Management, Inc., are wholly-owned subsidiaries of Baron Capital Group, Inc., a holding company (“BCG” or the “Firm”).

Ronald Baron is the Founder, Chief Executive Officer and Chairman of the Firm and, with his family, is the principal owner of BCG. Linda S. Martinson is the President and Chief Operating Officer of the Firm and has been with the Firm since 1983.

Mr. Baron has been the portfolio manager of Baron Partners Fund since its inception as a limited partnership on January 31, 1992. In addition, he has managed Baron Asset Fund since its inception in 1987 until January 23, 2008* and Baron Growth Fund since its inception in 1995, and he has managed money for others since 1975. Mr. Baron is also a senior member of the Adviser’s research team and the Chief Investment Officer of the Adviser. Mr. Baron is responsible for stock selection and overseeing portfolio structure of the Fund as well as for specific stock selection and portfolio structure of Baron Growth Fund and Baron Partners Fund. Mr. Baron’s responsibilities to manage other funds and accounts may conflict with his responsibilities to the Fund. The Fund’s SAI provides additional information about Mr. Baron’s compensation, other accounts managed by Mr. Baron and his ownership of securities in the Fund.

For its services, the Adviser receives a fee payable monthly from the assets of the Fund equal to 1% per annum of the Fund’s average daily net asset value. The Adviser is contractually obligated to reimburse certain expenses of the Fund so that its total operating expenses (exclusive of portfolio transaction costs, interest and extraordinary expenses) are limited to 1.45% of average daily net assets. A discussion regarding the basis for the approval by the Board of the investment advisory contract of the Fund is available in the Fund’s Semiannual Financial Report to the Shareholders for the six months ended June 30, 2007.

12b-1 Plan.  The Fund has adopted a plan under Rule 12b-1 of the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to shareholders. A substantial portion of the 12b-1 fees is directed to third parties that provide shareholder servicing to existing shareholders. Because the fees are paid out of the Fund’s assets on an on-going basis, over time

*	On January 23, 2008, Andrew Peck was appointed the sole portfolio manager of Baron Asset Fund.

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Information about the Fund	Baron Funds®

these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The 12b-1 plan authorizes the Fund to pay BCI a distribution fee equal to 0.25% per annum of the Fund’s average daily net assets (please see the “12b-1 Plan” section on page 18 of the SAI).

Third Party Arrangements.  The Adviser, the Distributor or their affiliates, may, at their own expense out of their own financial resources (a source of which may be payment under the Fund’s 12b-1 plan), make cash payments for shareholder services to some, but not all brokers, dealers or financial intermediaries as an incentive to sell shares of the Fund and/or promote retention of their customers’ assets in the Fund. These payments, sometimes referred to as “revenue sharing,” do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales.

Revenue sharing payments may be made to brokers, dealers and other financial intermediaries that provide services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, sub-accounting services, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker, dealer or other financial intermediary. Revenue sharing payments may also be made to brokers, dealers or other financial intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the broker, dealer or other financial intermediary provides shareholder services to Fund shareholders. Revenue sharing payments may be structured: (i) as a percentage of net sales; (ii) as a percentage of net assets; and/or (iii) as a fixed dollar amount.

The Fund may pay fees to financial intermediaries out of the Fund’s assets (in addition to 12b-1 fees), for servicing shareholder accounts. Such financial intermediaries would have omnibus accounts with the Fund’s transfer agent, DST Systems, Inc. (the “Transfer Agent”), and provide shareholder servicing and/or sub-transfer agent services to shareholders or beneficial owners. It is anticipated that any amount paid by the Fund to such financial intermediaries would not exceed the amount the Fund would have incurred in maintaining the shareholder accounts for those who invest in the Fund directly rather than through these financial intermediaries. As of December 31, 2007, the Fund has made no such payments.

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Baron Funds®	Information about your Investment

How Your Shares are Priced

The purchase or sale price for your shares is the Fund’s net asset value per share (“NAV”), which is generally calculated as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Exchange is open. Your purchase or sale will be priced at the next NAV calculated after your order is accepted by the Transfer Agent. The Fund has agreements with certain financial intermediaries that authorize them to accept orders or designate third parties to accept orders on behalf of the Fund. If you place your order through these financial intermediaries, the order will be considered received when they accept the order. Those orders will be priced at the next NAV calculated after acceptance of the order by the financial intermediary or its agent.

The Fund’s investments are valued based on their last sale price. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market closes but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board. The Adviser has a fair valuation committee comprised of senior executives, and the committee reports to the Board every quarter. Factors the committee considers when valuing a security include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent or quotations are genuine. There can be no guarantee, however, that a fair valuation used by the Fund on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. The Fund may change the time at which orders are priced if the Exchange closes at a different time or an emergency exists. For securities traded on NASDAQ, the Fund uses the NASDAQ Official Closing Price.

How To Purchase Shares

You may purchase shares of the Fund directly without paying a sales charge. Please use the Fund’s “Regular Account Application” form to open an account. Special applications are available to open Individual Retirement Accounts such as Traditional, Roth, SEP or Simple IRAs (collectively, “IRAs”, or individually, an “IRA”) and Coverdell accounts. All applications can be found at www.BaronFunds.com/applications. Please complete the application form in its entirety. If you do not provide all the information requested, your application will be returned to you and your investment will not be established.

The minimum initial investment is $2,000, unless you choose to invest through the Baron Automatic Investment Plan (please see the “Baron Automatic Investment Plan” section on page 17 of this prospectus). At the sole discretion of the Adviser, the initial investment minimum may be waived for certain investors. In addition, the Fund will

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not enforce the minimum for accounts opened through certain financial intermediaries and administrators that may not have systems that are able to enforce the Fund’s minimum. There is no minimum for subsequent purchases, except for purchases made through the Fund’s website (please see the “Special Information About the Baron Funds® Website” section on pages 22 of this prospectus).

The Fund may reject any proposed purchase if the purchase would violate the Fund’s policies on short-term trading (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 18-19 of this prospectus).

Any person or entity with a valid U.S. tax identification number may invest in the Fund (please see the “Anti-Money Laundering Regulations” section on page 15 of this prospectus). Please call the Fund’s Transfer Agent at 1-800-442-3814 if you have any questions.

Anti-Money Laundering Regulations.  As part of the Fund’s legal responsibility to fight the funding of terrorism and money laundering activities, the Fund requires a detailed verification of the identity of a shareholder and individuals with authority or control over accounts opened by entities such as corporations, partnerships or trusts. When you open an account, the Fund will request such information as is necessary to verify your identity as a shareholder, as well as the identities of any individuals with authority or control over accounts being opened by entities. The information requested includes name, address, date of birth and U.S. taxpayer identification number. Please make sure to provide all required information. Incomplete information will delay your investment. The Fund will not process your investment until all required information has been provided. You will receive the NAV of the Fund on the date that all required information has been provided to the Transfer Agent. United Missouri Bank of Kansas City, N.A. will hold your investment check until all required information has been received. Investment funds received by bank wire will also be held by United Missouri Bank of Kansas City, N.A. If the application is not complete, the Fund’s representatives will attempt to collect any missing information by contacting you directly. If you purchase the Fund through a broker, dealer or other financial intermediary, such broker, dealer or other financial intermediary will be responsible for collecting the required information.

If the application is complete, the Fund will process the investment and will take steps to verify your identity. The Fund may request additional information or documents, if needed, to verify your identity. If the Fund cannot verify your identity, the account will be closed and you will receive proceeds based on the next NAV calculated for the Fund. If the Fund deems it necessary, and upon written notice to you, the payment of redemption proceeds to you may be suspended to comply with the anti-money laundering regulations applicable to the Fund. The Fund will share the identity of its shareholders with federal authorities if required to do so by law and

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Baron Funds®	Information about your Investment

may report a failure to verify a shareholder’s identity with federal authorities in accordance with applicable law.

How to Invest with the Baron Funds®

By Mail

To open a new account, please send your signed application form with your check payable to BARON FUNDS® to:

Baron Funds®

P.O. Box 219946

Kansas City, MO 64121-9946

or by overnight mail to:

Baron Funds®

430 West 7th Street

Kansas City, MO 64105-1514

Please make sure you indicate how much money you want invested in Baron Partners Fund. Checks must be payable in U.S. dollars and must be drawn on a U.S. bank. Third party checks, credit cards, money orders, travelers checks, bearer securities and cash will not be accepted. For IRAs and Coverdell accounts, please specify the year for which the contribution is made. If no year is specified, it will be applied as a current year contribution.

When adding to your account, please complete the additional investment form provided at the bottom of your account statement or purchase confirmation. If you do not have that form, please write a note with the account number indicating Baron Partners Fund, and send it along with your additional investment check. Please note that any investment funded by check will be subject to a fifteen-day hold, or be held until the check clears to prevent any fraudulent transaction. Please send the check to either the regular or overnight address.

By Wire

You can make your initial or additional investments in the Fund by wire. To do so, please: (1) contact the Transfer Agent at 1-800-442-3814 to obtain an account number; (2) complete and sign the application form and mail it to Baron Funds® , P.O. Box 219946, Kansas City, MO 64121-9946; (3) instruct your bank to wire funds to the United Missouri Bank of Kansas City, N.A., ABA No. 1010-0069-5, Account No. 98-7037-101-4; and (4) be sure to specify the following information in the wire: (a) the Fund you are buying, (b) your account number; and (c) your name. The Fund is not responsible for delays in the wiring process.

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Information about your Investment	Baron Funds®

By Telephone

Once your account is open, and if you have banking instructions on your account, you may add to your investment or exchange among the other Baron Funds®, by speaking with a representative or by calling our automated voice recognition system, “BaronTel,” unless you specifically declined either of these options on your account application. Please call 1-800-442-3814 to invest or exchange by telephone (please see the “How to Exchange Shares” section on page 21 of this prospectus). By choosing this option to make a purchase, you authorize the Fund to draw on your bank account. Please note that for an exchange, your accounts must be identically registered. If you need to add this option to your account, please call 1-800-442-3814 for the forms.

By Internet

You may open a new account through the Baron Funds® website by going to www.BaronFunds.com/openaccount (please see the “Special Information about Baron Funds® Website” section on page 22 of this prospectus). You may add to an existing account by going to www.BaronFunds.com/myaccount. You must have ACH/Banking instructions on your account in order to make online purchases.

Baron Automatic Investment Plan

Baron Automatic Investment Plan (the “Plan”) is an automatic investment plan offered by the Fund. For any account starting with an investment of less than $2,000, the minimum initial investment is $500 with subsequent monthly investments of as little as $50, which are automatically invested from your checking account. Once your investment has reached $2,000, you have the option of either discontinuing the Plan by contacting the Fund or continuing to automatically invest in the Fund. If your initial investment is greater than $2,000, and you wish to utilize the Plan for your account, please contact the Fund. To enroll in the Plan, please complete the Enrollment Form (available by calling 1-800-99BARON), attach a voided check and mail with your application either to Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946 or to the overnight address, Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514.

If your account has already been established without banking instructions, and you wish to enroll in the Plan, please send a “signature guaranteed” letter of instruction along with a voided check to either the regular or overnight address. You can obtain a signature guarantee from most securities firms or banks but not from a notary public.

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Baron Funds®	Information about your Investment

Through Brokers, Dealers or Other Financial Intermediaries

You may purchase shares of the Fund through a broker, dealer or other financial intermediary that may charge a transaction fee. If you purchase the shares directly from the Fund, no transaction fee is charged. The Fund also participates in programs with many financial intermediaries where no transaction fee is charged.

Policies Regarding Frequent Purchases and Redemptions of Fund Shares

The Fund discourages any person who is not a long-term investor from investing in the Fund. The Fund makes investments for the long term and has had relatively low turnover of the portfolio (please see the “Principal Investment Strategies” section on page 3 of this prospectus). The Board has adopted policies and procedures to minimize frequent purchases and redemptions of Fund shares by shareholders. The Board believes that frequent trading (which may include market timing, short-term trading or excessive trading) of Fund shares has the potential to adversely impact other shareholders of the Fund.

The Board believes that frequent trading of Fund shares causes risks to the Fund and its shareholders. Frequent trading may dilute the value of Fund shares held by long-term shareholders, trigger gains taxable to Fund shareholders, increase brokerage and administrative costs and interfere with the efficient management of the Fund. It may disrupt the Adviser’s ability to manage the Fund in accordance with its goals. This disadvantages other shareholders of the Fund and adds to Fund costs, since the Adviser may be required to sell investments prematurely to raise cash to meet redemptions. The impact could be particularly severe for a smaller fund because the frequent activity would have greater impact on each remaining long-term shareholder. The risk to long-term shareholders of a non-diversified fund are pronounced, because there may potentially be less liquidity, which results in greater trading-related transaction costs. Shareholders could also be negatively affected by frequent trading if the Adviser is forced to rebalance the portfolio and thereby incur substantial expenses in doing so.

If the Adviser reasonably believes that a person is not a long-term investor, it will attempt to prohibit that person from investing in the Fund. The policy of the Fund is to presume that a person who trades in and then out of the Fund within six months or less is not a long-term investor, although the Adviser, in its sole discretion, will consider evidence that rebuts that presumption, including the existence of extenuating circumstances such as medical emergencies or other hardships. The Adviser will examine information that is reasonably available to it at the time, including information supplied by third parties and the shareholder’s investment history, to the extent known, in other mutual funds or investment vehicles (including vehicles managed by the Adviser or its affiliates), and if it is able to

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Information about your Investment	Baron Funds®

identify a person whom the Adviser deems is not a long-term investor, it will attempt to: (i) bar the person from returning to the Fund; or (ii) reject the investment from the outset. Although the Adviser may not be able to identify all persons who engage in frequent trading, it will make attempts to minimize frequent trading activity in the Fund. The Fund will not allow exchanges for an investor that the Adviser reasonably believes is not a long-term shareholder.

Certain financial intermediaries and administrators may not have systems that can accommodate the Fund’s policy regarding the frequent purchases and redemptions of Fund shares. In these limited instances, the Fund must rely on those financial intermediaries and administrators to enforce their own frequent trading policies. If the Adviser reasonably believes that a financial intermediary is not enforcing its own policy or the Fund’s policies regarding frequent purchases and redemptions, even though it has the appropriate systems, the Fund may prohibit that financial intermediary from investing in the Fund on behalf of any of its clients.

The Fund’s policies and procedures may be modified or terminated at any time. The Fund reserves the right to reject any purchase or exchange request for any reason.

How to Redeem Shares

You may redeem Fund shares by any of the methods described below. If you are selling shares in an IRA or Coverdell account, please read the information in the IRA or Coverdell Plan Document. Redemptions will not be made until all of the requirements are met. Redemptions are priced at the next NAV calculated after your redemption request is received in the proper form. If you have recently purchased shares, your redemption proceeds may not be sent to you until the purchase check has cleared your bank, which generally occurs within fifteen calendar days.

By Mail

Please write a letter that includes the following information: the name of the registered owner(s) of the account; the name of the Fund; the number of shares or dollar amount to be redeemed; and the account number. The letter must be signed in exactly the same way the account is registered, including the signature of each joint owner, if applicable. Mail the request to the Transfer Agent at Baron Funds®, P.O. Box 219946, Kansas City, MO 64121-9946, or by overnight mail to Baron Funds®, 430 West 7th Street, Kansas City, MO 64105-1514.

A signature guarantee is required for redemptions of more than $50,000 in any quarter (please see the “Special Information About Redemptions” section on pages 20-21 of this prospectus). Normally, within seven days after receipt of a redemption request by the Transfer Agent in the proper form, the Fund will mail you the proceeds.

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Baron Funds®	Information about your Investment

By Telephone

You are automatically granted the telephone redemption option when you open your account unless you decline the option on your account application or by calling 1-800-442-3814. Once made, your telephone request cannot be changed. There is no minimum amount that you must redeem by telephone from your account. The maximum amount that you may redeem by telephone in any quarter is $50,000. You may receive the proceeds by any one of the following methods: (a) we will mail a check to the address to which your account is registered; (b) we will transmit the proceeds by electronic funds transfer to a previously designated bank account (usually a two banking day process); or (c) we will wire the proceeds to a pre-authorized bank account for a $10 fee that will be deducted from your redemption proceeds (usually a next banking day process). Banking instructions can be added to your account or changed by sending in a signature guaranteed letter of instruction. Please include your account number.

The Fund has the right to refuse a telephone redemption if it believes that it is advisable to do so. The Fund will not be responsible for any fraudulent telephone order as long as the Fund and the Transfer Agent use reasonable procedures to confirm that telephone instructions are genuine.

By Broker, Dealer or Other Financial Intermediaries

Accounts may redeem Fund shares held by a broker, dealer or other financial intermediary that may charge you a fee. The Fund may have special redemption procedures with certain brokers, dealers or other financial intermediaries.

Special Information About Redemptions

If the amount to be redeemed in any quarter is greater than $50,000, all of the signatures on a redemption request must be signature guaranteed. If you have changed your address within 30 days prior to a redemption request, a signature guarantee is required for any amount of redemption. For joint tenant accounts, each signature must be guaranteed. A signature guarantee helps protect you and the Fund from fraud. You can obtain a signature guarantee from most securities firms or banks but not from a notary public. If you are redeeming $50,000 or less per quarter, and if proceeds are sent to the address of record (which has not been changed within 30 days), no signature guarantee is required.

Please call the Transfer Agent at 1-800-442-3814 if you are unsure of any of these special redemption requirements. Please remember that the Fund will not process redemptions greater than $50,000 per Fund in any quarter until the original letter of

1-800-99BARON	20

Information about your Investment	Baron Funds®

instruction with the signature guarantee in proper form has been received by the Transfer Agent.

The Transfer Agent may require other documentation from corporations, trustees, executors, and others who hold shares on behalf of someone else. If you have any questions concerning the requirements, please call the Transfer Agent at 1-800-442-3814. Redemptions will not be made until all of the conditions, including the receipt in proper form of all required documentation by the Transfer Agent, have been satisfied.

A redemption of Fund shares may generate a tax liability.

If you redeem more than $250,000 or 1% of the net asset value of the Fund during any 90-day period, the Fund has the right to pay the redemption price, either totally or partially, by a distribution of portfolio securities instead of cash.

If your account falls below $2,000 because of redemptions, the Fund may ask you to increase your balance. If it is still below $2,000 after sixty days, the Fund may close your account and send you the proceeds.

The Fund may suspend the normal redemption process if trading on the Exchange is suspended or if an emergency exists that reasonably precludes the valuation of the Fund’s net assets or if the SEC permits a suspension.

How to Exchange Shares

You may exchange all or a portion of your investment from one Baron Fund into another. You may exchange shares by mail, telephone (speaking with a representative or using our automated voice recognition system, “BaronTel”) or through the Baron Funds® website. You must not have opted out of the telephone option to do an exchange via telephone or online (please see the “Special Information about the Baron Funds® Website” section on page 22 of this prospectus). Any new account established through an exchange will have the same registration, the same privileges and will be subject to the same minimum investment requirements as your original account. There is currently no fee for an exchange. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. An exchange is considered a sale for federal income tax purposes and you may realize a taxable gain or loss. The Fund reserves the right to cancel the exchange privilege of any investor who uses the exchange privilege excessively (please see the “Policies Regarding Frequent Purchases and Redemptions of Fund Shares” section on pages 18-19 of this prospectus). The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.

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Baron Funds®	Information about your Investment

Other Fees

The Fund may charge a fee of $5 per year, with a maximum charge of $20, to provide historical information for an account. Please call the Transfer Agent at 1-800-442-3814 for additional information.

Special Information about the Baron Funds® Website

The Baron Funds® website, www.BaronFunds.com, allows you to check your Fund account balance and historical transactions and make purchases or exchanges of Fund shares or exchanges into other Baron Funds®. You are automatically granted the online transaction option unless you decline the option on your account application or by calling 1-800-442-3814. To purchase shares online, you must have telephone transaction privileges and bank instructions with respect to your account. Payment for the purchase of Baron Fund® shares through the Baron Funds® website may be made only through a debit of your bank account at a U.S. bank that is a member of the Federal Reserve System.

The Fund imposes a limit of $25,000 per initial purchase transaction or subsequent transaction through the Baron Funds® website. The minimum initial investment is $2,000 or, if you are utilizing the Plan, you can start with an initial investment of $500, with subsequent minimum investments of $50 per month. The minimum investment for subsequent purchases through the website is $10.

Redemptions cannot be processed via the Baron Funds® website. However, shareholders have the option to redeem by telephone or mail (please see the “How to Redeem Shares” section on pages 19-21 of this prospectus).

Please be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the Baron Funds® website for transactions is dependent on the Internet, equipment, software, systems, data and services provided by various vendors and third parties. While the Fund, the Distributor, the Transfer Agent and the Adviser have established certain security measures, they cannot guarantee that inquiries, account information or trading activity will be completely secure. There may also be delays, malfunctions or other inconveniences or times when the website is not available for Fund transactions or other purposes. If this occurs, you should consider using other methods to purchase or exchange shares. The Fund, the Distributor, the Transfer Agent and the Adviser are not liable for any delays, malfunctions or unauthorized interception or access to communications or account information.

The Fund, the Distributor, the Transfer Agent and the Adviser are not liable for any loss, liability, cost or expense for following instructions communicated through the Internet, including fraudulent or unauthorized instructions.

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Information about your Investment	Baron Funds®

Disclosure of Portfolio Holdings

The Board has adopted policies and procedures governing the disclosure of the Fund’s portfolio holdings. More detailed information about these policies and procedures can be found in the SAI.

Quarterly:  The Fund posts on the Baron Funds® website, usually on the fifth business day after the quarter end, the top ten long positions held by the Fund, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). In addition, the Fund posts on the Baron Funds® website, usually on the tenth business day after the quarter end, all long securities positions of the Fund’s net assets and the cash position at the just-ended quarter end. All of this information will remain on the Baron Funds® website until the next quarter end’s information is posted.

Monthly:  In addition, the Fund posts on the Baron Funds® website, usually on the tenth business day after month end, the ten largest long positions, stated as a percentage of net assets (as a percentage of total long positions if the Fund is leveraged). This information will remain on the Baron Funds® website until the next month end’s information is posted.

Other information that may be of interest to investors, such as industry breakdowns and a historical analysis of security impact, may be available on the Baron Funds® website. The website address is www.BaronFunds.com. The link to Fund information is www.BaronFunds.com/ourfunds. Holdings information for each Fund can be accessed from this link.

The Fund may release the portfolio information to persons earlier than the dates stated above only if certain members of senior management of the Fund determine that the release of such information is in the best interest of the Fund’s shareholders, that there is a legitimate business purpose and where the recipient agrees in writing to maintain the confidentiality of the information and not to trade on the information. More detailed information about these arrangements can be found in the SAI.

If the Fund inadvertently releases the information prior to the dates stated above to any person, and there was no agreement as described, the Fund will promptly post the information to the website. The Fund may also release what the Adviser reasonably believes to be immaterial information as the Adviser deems appropriate.

No employee of the Fund or the Adviser is allowed to accept compensation or consideration in any form with respect to the release of the Fund’s portfolio holdings. “Consideration” includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser. Any exceptions to any of the Fund’s disclosure policies are reported to the Board.

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Baron Funds®	Information about your Investment

Dividends and Distributions

The Fund pays its shareholders dividends from its net investment income and distributes any net realized capital gains at least once each year. Your distributions will be reinvested in the Fund unless you instruct the Fund otherwise. There are no charges on reinvestments. After every distribution, the value of a share is automatically reduced by the amount of the distribution. If you elect not to reinvest and the postal or other delivery service is unable to deliver checks to your address of record, your distribution will be reinvested in additional shares at the next NAV calculated after the check is returned to the Fund. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Potential investors should read the “U.S. Federal Income Taxation” section on pages 24-26 of this prospectus and the “U.S. Federal Income Taxation” section in the accompanying SAI for information on the tax treatment of distributions from the Fund and for a discussion of the tax consequences of an investment in the Fund.

U.S. Federal Income Taxation

Tax Status of the Fund

The Fund intends to qualify every year as a “regulated investment company” under the Code. If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that it distributes to its shareholders at least 90% of its net taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year.

Taxability of Dividends and Distributions

Distributions of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of the Fund’s net capital gains (the excess of the Fund’s net long-term capital gain for the taxable year over its net short-term capital loss for that year) designated as capital gain dividends by the Fund will be taxable to you as long-term capital gains, regardless of the length of time you have held shares of the Fund. Distributions in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital, to the extent of your adjusted basis in your shares of the Fund, and as a capital gain thereafter (if you held your shares of the Fund as capital assets). Provided that you satisfy the applicable holding period and other requirements with respect to your shares of the Fund,

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Information about your Investment	Baron Funds®

distributions of the Fund’s “qualified dividend income” in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by you and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gains. The Fund will inform you each year of the tax status of distributions you received for the previous year. Your tax liabilities for such distributions will depend on your particular tax situation.

If you elect to reinvest distributions in additional shares of the Fund, you will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported on your U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to you as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

By law, the Fund must withhold 28% of your dividends and redemption proceeds if you have not provided a taxpayer identification number or social security number or if the number you have provided is incorrect.

Taxability of the Sale or Redemption of Shares

You will recognize a taxable gain or loss, if any, if you sell or redeem your shares. You will generally be subject to taxation based on the difference between your adjusted tax basis in your shares sold or redeemed and the value of the cash or other property you receive in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in your hands and will generally be long-term capital gain or loss if your holding period for your shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at the rate of 15% if your holding period for your shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent your shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of your shares. In such a case, your basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which you have a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends you receive with respect to such shares.

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Baron Funds®	Information about your Investment

The foregoing is a summary of some of the important U.S. federal income tax considerations affecting the Fund and its shareholders. It is not a complete analysis of all relevant tax considerations, nor is it a complete listing of all potential tax risks involved in purchasing or holding shares of the Fund. You should consult your own tax adviser regarding specific questions of federal, state, local or foreign tax law.

General Information

Custodian, Administrator, Transfer Agent and Dividend Agent

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Fund’s cash and securities. SSBT serves as the administrator to the Fund, provides certain accounting and bookkeeping services, which include maintaining the books of the Fund, calculating daily the income and NAV per share of the Fund and assisting in the preparation of tax returns and reports to shareholders.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund.

These institutions are not responsible for investment decisions for the Fund.

Shareholder Information

If you have questions about your account or transactions, please contact the Transfer Agent at P.O. Box 219946, Kansas City, MO 64121-9946, or by telephone at 1-800-442-3814.

If you have questions about general Fund information, please call 1-800-99BARON or 212-583-2100.

As a Delaware statutory trust, annual shareholder meetings are not required. The Adviser sends semiannual financial reports to shareholders. Pending legal proceedings, if any, are disclosed in the SAI.

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

■	Information we receive from you on applications or other forms;
■	Information about your transactions with us, our Adviser or others; and
■	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

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Information about your Investment	Baron Funds®

We may share your name and address among other Funds and the Adviser and its affiliates for the purpose of sending you information about products of ours that we believe may be of interest to you, and informing you of our upcoming investors’ conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing such information with companies that work for us to provide you services, such as a transfer agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This pledge is also available at all times on the Baron Funds® website, www.BaronFunds.com, or by calling 1-800-99BARON.

For More Information

Investors who want more information about Baron Funds® may obtain the following documents free upon request at the numbers or addresses below.

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s Semiannual Financial Report to Shareholders. In the Fund’s Annual Report you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information

Additional information is also contained in the SAI dated April 22, 2008. A current SAI is on file with the SEC and is incorporated by reference. You may obtain the SAI and the shareholder reports without charge by writing or calling the Fund.

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Baron Funds®	Information about your Investment

To Obtain Information

By telephone:	Call 1-800-99BARON (1-800-992-2766)

By mail:	Write to: BARON FUNDS® 767 Fifth Avenue New York, NY 10153

By e-mail:	Send your request to: info@BaronFunds.com

On the Internet:	Text-only versions of Baron Funds® documents can be viewed online or downloaded from: www.BaronFunds.com or from the EDGAR database on the SEC’s website at: www.sec.gov.

Other:	You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, D.C. (telephone: 202-942-8090). Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

SEC file number:	811-21296

Ticker Symbol:	BPTRX

No person has been authorized to give any information or to make any representations other than those contained in this prospectus or in the related SAI.

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Notes

Notes

BARON
FUNDS

767 Fifth Avenue • New York, NY 10153

BARON SELECT FUNDS

Baron Partners Fund

767 Fifth Avenue

New York, NY 10153

(800) 99BARON

212-583-2100

STATEMENT OF ADDITIONAL INFORMATION

April 22, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated April 22, 2008, which may be obtained without charge by writing or calling the Fund at the address or telephone number above.

The Fund’s prospectus is incorporated by reference into this SAI and the SAI has been incorporated by reference into the Fund’s prospectus. The Fund’s audited financial statements are incorporated by reference into this SAI. You may request a copy of the Annual Financial Report at no charge by writing or calling the Fund at the address or telephone number above.

No person has been authorized to give any information or to make any representations other than those contained in this SAI or in the related prospectus.

TABLE OF CONTENTS

	Page in Statement of Additional Information	Page in Prospectus
FUND HISTORY AND CLASSIFICATION	1
Investment Goals, Strategies and Risks	1
Investment Restrictions	6	3
Turnover Rate	7
Disclosure Policy	7

MANAGEMENT OF THE FUND	7	12
Portfolio Manager	7
Board of Trustees and Officers	8
Code of Ethics	15
Principal Holders of Securities	15
Investment Adviser	15
Proxy Voting	17

BROKERAGE	17

DISTRIBUTOR	18	13
12b-1 Plan	18	12

REDEMPTION AND PURCHASE OF SHARES	20	14

NET ASSET VALUE	21	11

UNITED STATES FEDERAL INCOME TAXATION	21	24

ORGANIZATION AND CAPITALIZATION	25

OTHER INFORMATION	25	26
Calculations of Performance Data	25

FUND HISTORY AND CLASSIFICATION

Baron Select Funds (the “Company”) is an open-end management investment company organized originally as a limited partnership known as Baron Capital Partners, L.P., on January 31, 1992, under the laws of the State of Delaware. On April 30, 2003, the partnership was converted into a statutory trust under the laws of the State of Delaware. The Company is structured to be able to issue shares in multiple series, each constituting a separate portfolio with separate assets and liabilities from any other series. There is one series currently available, Baron Partners Fund (the “Fund”). The Fund is the successor to the partnership and has substantially the same investment goals and strategies as did the partnership. The Fund also has the same portfolio manager, Ronald Baron, as the predecessor partnership.

Investment Goals, Strategies and Risks.

The Fund’s investment goal is to seek capital appreciation. In addition to the principal investment strategies of the Fund described in the prospectus on pages 1 and 2, the Fund may use the additional strategies described below. These investment strategies are not fundamental policies and may be changed by the Fund’s Board of Trustees (the “Board”). Shareholders will be notified of any material changes. Some of the strategies discussed below are mentioned in the prospectus, but they are explained in more detail here.

Foreign Securities.

The Fund may invest up to 25% of its total assets directly in the securities of foreign issuers that are not publicly traded in the U.S. and may also invest in foreign securities in U.S. markets through depositary receipts or listed securities without regard to these limitations. These securities may involve additional risks not associated with securities of U.S. companies, including exchange rate fluctuations, political or economic instability, the imposition of exchange controls or expropriation or confiscatory taxation. Issuers of foreign securities are subject to different, often less detailed, accounting, reporting and disclosure requirements than are U.S. issuers. The Fund may invest in securities commonly known as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”), or in other securities convertible into securities of foreign issuers. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a U.S. bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs and GDRs are receipts issued in Europe, generally by a non-U.S bank or trust company that evidence ownership of non-U.S. or foreign securities. There are no fees imposed on the purchase or sale of ADRs, EDRs or GDRs, although the issuing bank or trust company may impose fees on the purchase of dividends and the conversion of ADRs, EDRs and GDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments that are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as U.S. issuers. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.

REITs.

The Fund may invest in the equity securities of real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests in real estate and derives its income from rents or sales of real property or interest on loans secured by mortgages on real property. The market value of REITs may be affected by numerous factors, including decreases in the value of real estate, vacancies, decreases in lease rates, defaults by lessees, changes in the tax laws or by their inability to qualify for the tax-free pass-through of their income.

Securities Lending.

The Fund may lend its portfolio securities to financial intermediaries as a means of earning additional income. In lending portfolio securities, the Fund may incur delays in recovering the loaned securities or a loss of rights in the collateral. To minimize such risks, such loans will only be made if the Fund deems the other party to be of good standing and determines that the income justifies the risk. The Fund will not lend more than 25% of its total assets.

The Securities and Exchange Commission (the “SEC”) currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modifications.

Mortgage-Backed Securities.

The Fund may invest in mortgage-backed securities that are issued or guaranteed by U.S. Government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property. These securities are subject to the risk that prepayments on the underlying mortgages will cause the principal and interest on the mortgage-backed securities to be paid prior to their stated maturities. Mortgage prepayments are more likely to accelerate during periods of declining long-term interest rates. If a prepayment occurs, the Fund may have unanticipated proceeds that may then have to be invested at a lower interest rate, and therefore may be penalized by not having participated in a comparable security not subject to prepayment. The Fund does not anticipate investing more than 5% of its total assets in such securities.

When-Issued Securities.

The Fund may invest in debt and equity securities purchased on a when-issued basis. Although the payment and interest terms of when-issued securities are established at the time the purchaser enters into the commitment, the actual payment for and delivery of when-issued securities generally takes place within 45 days. The Fund bears the risk that interest rates on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Failure of the issuer to deliver the security purchased on a when-issued basis may result in a loss or missed opportunity to make an alternative investment. The Fund does not anticipate investing more than 5% of its total assets in such securities.

Medium And Lower-Rated Corporate Debt Securities.

The Fund may invest in debt securities that are rated in the medium to lowest rating categories by S&P and Moody’s, some of which may be known as “junk bonds.” The Fund does not anticipate investing more than 35% of its total assets in such securities.

The Fund will rely on the judgment, analysis and experience of the Fund’s adviser, BAMCO, Inc. (“BAMCO” or the “Adviser”) in evaluating debt securities. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk. Because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Adviser monitors corporate debt securities of issuers held in the Fund’s equity portfolio. The credit ratings assigned by a rating agency to a security are not considered by the Adviser in selecting a security. The Adviser examines the intrinsic value of a security in light of market conditions and the underlying fundamental values. Because of the nature of medium and lower-rated corporate debt securities, achievement by the Fund of its investment goals when investing in such securities is dependent on the credit analysis of the Adviser. The Adviser could be wrong in its analysis. If the Fund purchased primarily higher-rated debt securities, these risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower-rated corporate debt securities and adversely affect the market value of such securities. The ability of issuers of medium and lower-rated corporate debt securities to repay principal and interest to meet projected business goals and to obtain additional financing may be adversely affected by economic conditions. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund’s portfolio. The secondary market prices of medium and lower-rated corporate debt securities are more sensitive to adverse economic changes or individual corporate developments than are higher-rated debt securities. Adverse publicity and investor perceptions, whether or not based on rational analysis, and periods of economic uncertainty may also affect the value and liquidity of medium and lower-rated corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on medium and lower-rated corporate debt securities in the portfolio that are interest rate sensitive can be expected to fluctuate over time.

Illiquid Securities.

To the extent that there is no established market for some of the medium or lower-rated corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Adviser to value accurately such securities may be adversely affected. Further, it may be more difficult for the Fund to sell securities for which no established market exists as compared with securities for which such an established market exists. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower-rated corporate debt securities held in the Fund’s portfolio, the responsibility of the Adviser to value the Fund’s securities becomes more difficult, and the Adviser’s judgment may play a greater role in the valuation of the Fund’s securities due to a reduced availability of reliable data.

To the extent that the Fund purchases illiquid securities or securities that are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. The Fund may be required to incur costs in connection with the registration of restricted securities in order to dispose of such securities, although pursuant to Rule 144A under the Securities Act of 1933, certain securities may be determined to be liquid pursuant to procedures adopted by the Board under applicable guidelines. The Fund may invest in securities of distressed issuers when the intrinsic values of such securities, in the opinion of the Adviser, warrant such investment.

Other Debt Securities.

The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value, and pay-in-kind securities pay interest through the issuance of additional securities. The market value of these debt securities generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The secondary market value of corporate debt securities structured as zero coupon securities or pay-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but instead accrue such income, to the extent that a Fund does not have available cash to meet distribution requirements with respect to such income, the Fund could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Investment in such securities also involves certain tax considerations.

The Fund from time to time may also purchase indebtedness and participations, both secured and unsecured, of debtor companies in reorganization or financial restructuring. Such indebtedness may be in the form of loans, notes, bonds or debentures. When the Fund purchases a participation interest, it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument. The Fund may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company. Some debt securities purchased by the Fund may have very long maturities. The length of time remaining until maturity is one factor that the Adviser considers in purchasing a particular indebtedness. The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost. The Adviser believes that the difference between perceived risk and actual risk creates the opportunity for profit, which can be realized through thorough analysis. There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities. Indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them. The Fund may purchase loans from national and state chartered banks as well as foreign ones. The Fund may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired. The Fund may also invest in distressed first mortgage obligations and other debt secured by real property. The Fund does not currently anticipate investing more than 5% of its total assets in trade and other claims.

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase that security at a mutually agreed upon time and price. Repurchase agreements could involve certain risks in the event of the failure of the seller to repurchase the securities as agreed, which may cause the Fund to suffer a loss, including loss of interest on or principal of the security, and costs associated with delay and enforcement of the repurchase agreement. Repurchase agreements with a duration of more than seven days are considered illiquid securities.

The Fund may engage in reverse repurchase agreements with certain banks or non-bank dealers, where the Fund sells a security and simultaneously agrees to buy it back at a mutually agreed upon time and price. To the extent that the Fund engages in reverse repurchase agreements it will maintain a segregated account consisting of liquid assets or highly marketable securities to cover its obligations. Reverse repurchase agreements may expose the Fund to greater fluctuations in the value of its assets.

Short Sales.

The Fund may sell securities short. The Fund may sell a security that the Fund does not own. In order to do so, the Fund must borrow a security to deliver it to the purchaser and later buy that security in the market and return it to the lender. The value of a security sold short could increase and the Fund would have to pay more to buy the security to return to the lender than it received from the purchaser in the short sale. The Fund’s risk of loss in these types of short sales is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. The Fund may also sell short a security that the Fund owns or a security equivalent in kind or amount to a security that the Fund has a right to obtain (for example, a security convertible into the security sold short or a security that the Adviser believes will be deliverable upon the closing of a transaction). The Fund may also sell securities short when, in the opinion of the Adviser, the position is covered by owning a security that has ownership rights to assets that include all of the assets of the security shorted. If the value of the securities in these types of short sales increases, the Fund loses the opportunity to participate in the gain of the covered positions. The Fund may sell a security short only on a fully collateralized basis, which requires that the Fund establish and maintain a segregated account.

Options Transactions and Swaps.

The Fund may write (sell) put and covered call options and purchase put and call options on equity and/or debt securities. The Fund may also enter into equity swap transactions. All calls sold by the Fund must be “covered” (i.e., the Fund must own the underlying securities) or must meet the asset segregation requirements described below for as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold, and a put exposes the Fund to theoretically unlimited liability as the price of the security increases.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer, when exercised, the obligation to buy, the underlying security, at the exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller, when exercised, the obligation to sell, the underlying security at the exercise price. An American style put or call option may be exercised at any time during a fixed period, while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto, and the Fund may engage in either style option. The Fund is authorized to engage in transactions with respect to exchange-listed options, over-the-counter options (“OTC options”) and other derivative investments. Exchange-listed options are issued by a regulated financial intermediary, such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but it is also applicable to other financial intermediaries.

Rather than taking or making delivery of the underlying security through the process of exercising the option, listed options are usually closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms. The hours of trading for listed options may not coincide with the hours during which the underlying instruments are traded. To the extent that the option markets close before the markets for the underlying instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial intermediaries or other parties (“Counterparties”) through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option are negotiated by the parties. The Fund generally expects to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Equity swap transactions are entered into with financial intermediaries through a direct agreement with the Counterparty, generally an ISDA Master Agreement, the specific terms of which are negotiated by the parties. The Fund may use equity swaps, or other derivative instruments, for hedging purposes against potential adverse movements in security prices or for non-hedging purposes such as seeking to enhance return. The Fund may be required to post collateral for such transactions.

There is no central clearing or, unless the parties provide for it, guaranty function in an OTC option or derivative, including swaps. As a result, if the Counterparty fails to make or take delivery of the security or other instrument, or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. The Adviser must assess the creditworthiness of each Counterparty to determine the likelihood that the terms of the OTC option or the derivative will be satisfied The Fund will engage in OTC option transactions and derivatives only with qualified

Counterparties. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities “covering” the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus any in-the-money amount) are illiquid and subject to the Fund’s limitations on investments in illiquid securities, unless the Fund has the legal right to terminate the option on not more than seven days notice and the Counterparty has a high credit quality rating.

Use of Segregated and Other Special Accounts.

Many hedging transactions require, among other things, that the Fund segregate liquid high-grade assets with its custodian to the extent Fund obligations are not otherwise “covered” through ownership of the underlying security or instrument. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities or instruments required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. Hedging transactions may be covered by other means when consistent with applicable regulatory policies.

Investment Restrictions.

The Fund has adopted investment restrictions, described below, which are fundamental policies of the Fund and may not be changed without the approval by a majority of the Fund’s shareholders or at least two-thirds of a quorum of a majority of the shareholders. Unless otherwise noted, all percentage restrictions are measured as of the time of the purchase.

The Fund may not:

1. Issue senior securities or borrow money in excess of amounts permitted by law (which currently requires asset coverage of 300% immediately after such borrowing, subject to exceptions for borrowings of up to 5% for short-term purposes and in an unlimited amount for certain redemptions);

2. Purchase or sell commodities or commodity contracts in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be required to register as a commodity pool;

3. Purchase or sell oil and gas interests or real estate. Debt obligations or equity securities issued by companies engaged in the oil and gas or real estate business or secured by oil and gas or real estate are not considered oil and gas interests or real estate for purposes of this restriction;

4. Underwrite securities of other issuers except insofar as the Fund is the seller of such securities;

5. Make loans, except to the extent that the purchase of debt obligations of any type (including loan participations, repurchase agreements and corporate commercial paper) are considered loans and except that the Fund may lend portfolio securities in compliance with requirements established from time to time by the SEC;

6. Mortgage, pledge or hypothecate any of its assets, except in connection with borrowings, loans of portfolio securities, or other permitted transactions; or

7. Invest 25% or more of the value of its total assets in any particular industry.

As a non-fundamental policy, the Fund may not invest more than 15% of its total assets in restricted or illiquid securities, including repurchase agreements maturing in more than seven days.

Turnover Rate.

The Adviser expects that the average annual turnover rate of the portfolio of the Fund should not exceed 100%. The turnover rate fluctuates depending on market conditions. The turnover rates for the Fund for the past two years ended December 31 are:

2007	2006
33.0%	35.9%

Disclosure Policy.

Information regarding the Fund’s policies regarding the disclosure of portfolio information is contained in the prospectus. Disclosures are made on the Baron Funds® website, www.BaronFunds.com. The Fund’s disclosure policy is designed to address the interests of shareholders of the Fund, which, the Board feels, minimizes any potential conflicts. The Fund’s Chief Compliance Officer reports to the Board every quarter on these and other matters.

The Fund discloses portfolio holdings in connection with the day-to-day operations and management of the Fund, including to the Fund’s custodian (daily) and auditors (annually). Portfolio holdings may also be disclosed to other service providers of the Fund, including pricing services (daily), portfolio management and trading systems (daily) and proxy voting systems (quarterly). In these situations, the Fund, the Adviser or the Fund’s distributor, Baron Capital, Inc. (“BCI” or the “Distributor”), have entered into agreements with the service providers whereby they agree to keep the information confidential and to refrain from trading on the basis of the information. When engaged in purchasing and selling securities for the Fund through brokers, dealers or other financial intermediaries, the Fund discloses certain information about one or more of the securities positions it owns. The Fund does not have separate non-disclosure agreements with these entities, but the Fund would immediately cease doing business with any entity that the Adviser believes is misusing the information.

MANAGEMENT OF THE FUND

Portfolio Manager

Ronald Baron is the portfolio manager of the Fund.

Other Accounts Managed

As of December 31, 2007:

Type of Account	Portfolio Manager	Number of Accounts	Total Assets (millions)
Registered Investment Companies	Ronald Baron	8	$12,561
Other pooled investment vehicles(1)		5	$254
Other Accounts		55	$615

(1)	For two of the accounts with total assets of $131 million, the advisory fee is based on performance, although one account ($102 million) is a fund of funds.

Potential Conflicts of Interest.

Conflicts of interest could arise in connection with managing the Fund along with other Baron Funds and the accounts of other clients of the Adviser and clients of the Adviser’s affiliated investment adviser, Baron Capital Management, Inc. (“BCM”). Because of market conditions, client investment guidelines and the consideration of factors such as cash availability and diversification considerations, not all investment opportunities will be available to the Fund and all clients at all times. The Adviser has joint trading policies and procedures designed to ensure that no Fund or client is systematically given preferential treatment over time. The Fund’s Chief Compliance Officer monitors allocations for consistency with this policy and reports to the Board annually. Because an investment opportunity may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among many or all of the Baron Funds and accounts of clients managed by the Adviser and its affiliate.

To the extent that the Fund’s portfolio manager has responsibilities for managing other client accounts, the portfolio manager may have conflicts of interest with respect to his time and attention among relevant accounts. In addition, differences in the investment restrictions or strategies among a Fund and other accounts may cause the portfolio manager to take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by the portfolio manager may provide more revenue to the Adviser. While this may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Adviser takes all necessary steps to ensure that the portfolio manager endeavors to exercise his discretion in a manner that is equitable to the Fund and other accounts.

A conflict could also arise when the portfolio manager has an investment in one Fund as opposed to the other, or has a larger investment in one Fund than in others he manages. The Adviser or its affiliate may also receive a performance-based fee with respect to certain accounts.

The Adviser believes that it has policies and procedures in place that address the Fund’s potential conflicts of interest. Such policies and procedures address, among other things, trading practices (e.g., brokerage commissions, cross trading, aggregation and allocation of transactions, sequential transactions, allocations of orders for execution to brokers), disclosure of confidential information and employee trading.

Compensation.

Mr. Baron has an employment agreement that includes a fixed base salary, a bonus that is roughly equivalent to 42% of his base salary and a performance bonus based on a percentage of the management fees earned on the Funds that he manages. This contract is for five years, with automatic one-year extensions thereafter. Mr. Baron also has a line of credit from Baron Capital Group, Inc. and its subsidiaries, BAMCO, BCM and BCI (“BCG” or the “Firm”), and the Firm has agreed to post collateral up to a fixed amount for his personal bank loans. The terms of his contract are based on Mr. Baron’s role as the Firm’s Founder, Chief Executive Officer, and Chief Investment Officer, and his position as portfolio manager for the majority of the Firm’s assets under management. Consideration is given to Mr. Baron’s reputation, the long-term performance records of the Funds under his management, and the profitability of the Firm.

Ownership of Portfolio Manager

As of December 31, 2007, the Portfolio Manager ownership of Fund Shares was:

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned

Ronald Baron	Baron Partners Fund	Over $1,000,000

Board of Trustees and Officers.

The Board oversees the management of the Fund. The following table lists the Trustees and Executive Officers of the Fund, their dates of birth, current positions held with the Fund, length of time served with the

Fund, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each Executive Officer and Trustee is Baron Select Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940” Act) are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund, as defined by the 1940 Act, are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Independent, serve as trustee for the Fund.

Interested Trustees:

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Ronald Baron(1),(2) 767 Fifth Avenue New York, NY 10153 DOB: May 23, 1943	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	5 years	Director, Chairman, CEO and CIO: the Firm* (2003-Present); President (2004-02/07), Chairman (1999-2004), and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (2003-2004), and Trustee (2003-Present): Baron Select Funds; Portfolio Manager: Baron USA Partners Fund, Ltd. (2003-Present); President: the Firm* (03/06-06/07); Portfolio Manager: Baron Managed Funds plc (2005-Present); President (2004-02/07), Chairman (1997-2004), and Trustee (1997-06/07): Baron Capital Funds Trust.	None

Linda S. Martinson(1),(2) 767 Fifth Avenue New York, NY 10153 DOB: February 23, 1955	President, Chief Operating Officer, Secretary and Trustee	5 years	Director and Secretary: the Firm* (2003-present); President: the Firm* (02/07-Present); Chief Operating Officer: the Firm (05/06-Present); General Counsel and Vice President: the Firm* (2003-2007); President (02/07-present) Trustee (1987-Present): Baron Investment Funds Trust; President (02/07-Present) Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund, Ltd. (2006-Present); Director: Baron Managed Funds plc (2005-Present); President (02/07-06/07) Trustee (1998-Present): Baron Capital Funds Trust.	None

Independent Trustees:

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Norman S. Edelcup(3),(4),(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 DOB: May 8, 1935	Trustee	5 years	Director: Marquis Bank (2007-Present) Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor (2003-Present), Commissioner (2001-2003): Sunny Isles Beach, Florida; Director (2001-2006), Senior Vice President (2001-2004): Florida Savings Bank; Director: Valhi, Inc. (diversified company) (1975-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present) ; Director: Valhi, Inc. (diversified company) (1985-1998).

David I. Fuente(4),(5) 701 Tern Point Circle Boca Raton, FL 33431 DOB: September 10, 1945	Trustee	4 years	Director (1987-Present): Office Depot; Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present); Trustee: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present).	Director: Office Depot (1987-Present); Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present).

Charles N. Mathewson(4),(5) 9295 Prototype Drive Reno, NV 89521 DOB: June 12, 1928	Chairman and Trustee	5 years; Elected as Chairman 08/04	Chairman Emeritus (October 2003-Present), Chairman (1986-2003): International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

Harold W. Milner(4),(5) 2293 Morningstar Drive Park City, UT 84060 DOB: November 11, 1934	Trustee	5 years	Retired; Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

Raymond Noveck(3),(4),(5) 31 Karen Road Waban, MA 02168 DOB: May 4, 1943	Trustee	5 years	Private Investor (1999-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None

Independent Trustees (continued)

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
David A. Silverman, MD(4),(5) 146 Central Park West New York, NY 10024 DOB: March 14, 1950	Trustee	5 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(4),(5) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 DOB: December 27, 1955	Trustee	2 years	Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-Present); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director, USC Marshall School of Business Board of Leaders (2005-Present); Co-chair: Imagine the Arts Campaign, California State University-Northridge (2005-Present); Trustee: American Film Institute (2000-Present); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Additional Officers of the Funds:

Larry Cohn 767 Fifth Avenue New York, NY 10153 DOB: January 3, 1958	Vice President and Chief Information Officer	<1 year	Vice President and Chief Information Officer: Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc. (2008-Present); Global Divisional Chief Information Officer, Investment Management Division: Lehman Brothers (2003-2008); Chief Information Officer: Neuberger Berman (1993-2003).	Director: Hebrew Academy of Nassau County (1996-Present).

Additional Officers of the Funds (continued)

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Clifford Greenberg 767 Fifth Avenue New York, NY 10153 DOB: April 30, 1959	Senior Vice President and Portfolio Manager	5 years	Director and Senior Vice President: the Firm* (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present).	None

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 DOB: July 10, 1960	Vice President and Chief Compliance Officer	4 years	Vice President and Chief Compliance Officer: Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc., (2003-Present), Baron Investment Funds Trust, Baron Select Funds (2004-Present), Baron USA Partners Fund, Ltd. (2006-Present), Baron Managed Funds plc (2005-Present), Baron Capital Funds Trust (2003-06/07).	None

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 DOB: May 3, 1968	Vice President and Chief Legal Officer	<1 year	Vice President and Chief Legal Officer: the Firm*, Baron Investment Funds Trust, Baron Select Funds, Baron Managed Funds plc, Baron USA Partners Fund, Ltd. (08/07-Present); Managing Director and Chief Operating Officer: Legal and Compliance Division, Morgan Stanley (01/06-06/07); Director of Regulatory Matters: Credit Suisse Securities (USA) (04/04-01/06); Counsel to Vice Chairman: Credit Suisse Securities (USA) (09/02-04/04).	None

Andrew Peck 767 Fifth Avenue New York, NY 10153 DOB: March 25, 1969	Vice President and Portfolio Manager	5 years	Portfolio Manager: Baron Asset Fund (01/08-Present); Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-Present); Co-Portfolio Manager: Baron Asset Fund (2003-01/08); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	None

Susan Robbins 767 Fifth Avenue New York, NY 10153 DOB: October 19, 1954	Vice President	5 years	Director, Vice President and Senior Analyst: the Firm* (2003-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Select Funds (2003-Present), Baron Capital Funds Trust (1998-06/07).	None

Additional Officers of the Funds (continued)

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/Directorships Held by the Trustee
Peggy C. Wong 767 Fifth Avenue New York, NY 10153 DOB: April 30, 1961	Treasurer and Chief Financial Officer	5 years	Chief Financial Officer and Treasurer: the Firm* (2003-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund, Ltd. (1993-Present), Baron Managed Funds plc. (2005-Present), Baron Capital Funds Trust (1998-06/07).	None

*	The Firm (Baron Capital Group, Inc. with its subsidiaries Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc.)
(1)	Trustees deemed to be “interested persons” of the Fund as that term is defined in the 1940 Act by reason of their employment with the Fund’s Adviser and Distributor.
(2)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.
(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the Independent Committee.

The Board is responsible for the overall supervision of the operation of the Fund and performs various duties imposed on trustees of investment companies by the 1940 Act and under the Fund’s Declaration of Trust and By-laws. Each Trustee listed above also serves as a Trustee of Baron Investment Funds Trust (formerly known as Baron Asset Fund), a registered investment company.

The Fund pays each Independent Trustee annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $10,000, with the Chairman receiving an additional $1,300 for his office. An additional $1,300 is paid to each Independent Trustee for attendance in person at the quarterly meetings of the Board; ($325 is paid per quarterly meeting if the Trustee participates by telephone). The Interested Trustees and Officers receive no direct remuneration in such capacity from the Fund. The Board has established four committees: Audit; Executive; Nominating; and Independent.

There are two members of the Audit Committee. The Audit Committee recommends to the full Board the engagement or discharge of the Fund’s independent accountants; directs investigations into matters within the scope of the independent accountants’ duties; reviews with the independent accountants the results of the audit; and reviews the independence of the independent accountants. Each member of the Audit Committee receives an additional $1,300 in annual compensation for serving on the Audit Committee. The Audit Committee met three times during the fiscal year ended December 31, 2007.

There are two members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session. Members of the Executive Committee serve on the committee without compensation. The Executive Committee met three times during the fiscal year ended December 31, 2007.

There are seven members of the Nominating Committee. The Nominating Committee recommends to the full Board those persons to be nominated for election as Trustees by shareholders and selects and proposes nominees for election by Trustees between shareholders’ meetings. The Nominating Committee does not normally consider candidates proposed by shareholders for election as Trustees. Members of the Nominating

Committee serve on the committee without compensation. There were no meetings of the Nominating Committee during the fiscal year ended December 31, 2007.

There are seven members of the Independent Committee, all of whom serve on the committee without compensation. The committee discusses various Fund matters, including the advisory contract and distribution plan. Its members are all Independent Trustees of the Fund. The Independent Committee met four times during the fiscal year ended December 31, 2007.

Trustee Ownership of Fund Shares

As of December 31, 2007, the investment by the following Trustees in Fund Shares was:

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Interested:

Ronald Baron	>$100,000	>$100,000

Linda S. Martinson	>$100,000	>$100,000

Independent:

Norman Edelcup	$50,001-$100,000	>$100,000

David Fuente	$10,001-$50,000	>$100,000

Charles Mathewson	>$100,000	>$100,000

Harold Milner	>$100,000	>$100,000

Raymond Noveck	>$100,000	>$100,000

David Silverman	$10,001-$50,000	$10,001-$50,000

Alex Yemenidjian	$100,000	>$100,000

The Independent Trustees do not own any securities of the Adviser, the Distributor or any other entity controlling, controlled by or under common control with the Adviser or Distributor.

Trustee Compensation Table

The Trustees of the Fund received the following compensation from the Fund for the fiscal year ended December 31, 2007:

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees

Interested:

Ronald Baron	$0	N/A	N/A	$0

Linda S. Martinson	$0	N/A	N/A	$0

Name	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and Fund Complex Paid to Trustees

Independent:

Norman Edelcup	$16,500	N/A	N/A	$60,250

David Fuente	$11,950	N/A	N/A	$43,975

Charles Mathewson	$13,250	N/A	N/A	$48,625

Harold Milner	$15,200	N/A	N/A	$55,600

Raymond Noveck	$16,500	N/A	N/A	$60,250

David Silverman	$15,200	N/A	N/A	$55,600

Alex Yemenidjian	$15,200	N/A	N/A	$55,600

Code of Ethics.

The Fund, the Adviser and the Distributor have adopted a written Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. While the Code of Ethics allows employees to invest in securities including, under very limited circumstances, securities held by the Fund, it is the practice of the Fund, the Adviser and the Distributor to not permit such investments.

Principal Holders of Securities.

As of December 31, 2007, the following persons were known to the Fund to be the record or beneficial owners of 5% or more of the outstanding securities of the Fund:

National Financial Services Corp.	27.3%
Charles Schwab & Co., Inc.	23.8%
Prudential Investment Management	9.5%

As of December 31, 2007, all of the Officers and Trustees of the Fund as a group beneficially owned directly or indirectly 3.91% of the Fund.

Investment Adviser.

The Adviser to the Fund, BAMCO, is a New York corporation with its principal offices at 767 Fifth Avenue, New York, NY 10153 and a subsidiary of BCG. Mr. Baron is the controlling stockholder of BCG and is the Adviser’s Chief Investment Officer. Mr. Baron has over 30 years of experience as a Wall Street analyst and has managed money for others for over 32 years. He has been a participant in Barron’s Roundtable and has been a featured guest on Wall Street Week, CNN and CNBC/FNN. Mr. Baron is the portfolio manager for the Fund and was the portfolio manager for the predecessor partnership since its inception in 1992. Pursuant to an Advisory Agreement with the Fund (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services and management to the Fund, including making the day-to-day investment decisions and arranging portfolio transactions for the Fund subject to policies determined by the Board. The fee paid to the Adviser is 1% of assets per annum. The Adviser has contractually agreed to limit the expense ratio for Baron Partners Fund to 1.45%, excluding portfolio transaction costs, interest and extraordinary expenses for as long as the Adviser serves as investment adviser to the Fund. The Fund incurred advisory expenses of $31,462,073 for the year ended December 31, 2007; $17,718,092 for the year ended December 31, 2006; and $11,425,669 for the year ended December 31, 2005.

Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the Fund, and pays the salaries and fees of all Officers and Trustees who are interested persons of the Adviser. The Adviser also uses a portion of its assets to pay all or a portion of the charges of third parties that distribute shares of the Fund to their customers.

The Fund pays all operating and other expenses not borne by the Adviser such as: audit, accounting and legal fees; custodian fees; expenses of registering and qualifying its shares with federal and state securities commissions; expenses in preparing shareholder reports and proxy solicitation materials; expenses associated with the Fund’s shares such as dividend disbursing, transfer agent and registrar fees; certain insurance expenses; compensation of Disinterested Trustees; and other miscellaneous business expenses. The Fund also pays the expenses of offering the shares of the Fund, including the registration and filing fees, legal and accounting fees and costs of printing the prospectus and related documents. The Fund also pays all taxes imposed on it and all brokerage commissions and expenses incurred in connection with its portfolio transactions.

The Adviser utilizes the staffs of BCG and its subsidiary BCM to provide research. Directors, Officers or employees of the Adviser and/or its affiliates may also serve as Officers or Trustees of the Fund or of other funds managed by the Adviser. BCM is an investment adviser to institutional and individual accounts. Clients of BCM and the other funds managed by the Adviser have investment goals which may or may not vary from those of each other and of the Fund. BCM and the Adviser invest in substantially similar, or the same securities as the Fund, other client accounts and in the accounts of principals and employees of BCM and its affiliates. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Adviser and BCM to allocate such transactions in a manner deemed equitable by the Adviser. All trading by employees is subject to the Code of Ethics of the Fund and the Adviser. In certain circumstances, the Adviser may make investments for the Fund that conflict with investments being made by BCM. The Adviser may also make investment decisions for the Fund that are inconsistent with the investment decisions for other Funds it manages.

The Advisory Agreement provides that the Fund may use “Baron” as part of its name for so long as the Adviser serves as the investment adviser to the Fund. The Fund acknowledges that the word “Baron” in its name is derived from the name of the entities controlling, directly or indirectly, the Adviser, which derive their name from Ronald Baron; that such name is the property of the Adviser and its affiliated companies for copyright and/or other purposes; and that if for any reason the Adviser ceases to be the Fund’s investment adviser, the Fund will promptly take all steps necessary to change its name to one that does not include “Baron,” unless it receives the Adviser’s written consent to continue using the name.

The Advisory Agreement provides that the Adviser shall have no liability to the Fund or its shareholders for any error of judgment or mistake of law or for any loss suffered by the Fund on account of any action taken in good faith; provided, that the Adviser shall not be protected against liabilities arising by virtue of willful misfeasance, bad faith or gross negligence, or reckless disregard of the Adviser’s obligations under the Advisory Agreement.

The Advisory Agreement was last approved by a majority of the Independent Trustees on May 15, 2007. The Advisory Agreement for the Fund will be reviewed in May 2008.

The Advisory Agreement is terminable without penalty by either the Fund (when authorized by a majority vote of either its outstanding shareholders or the Trustees) or the Adviser on 60 days’ written notice. The Advisory Agreement shall automatically terminate in the event of its “assignment” (as defined by the 1940 Act). A discussion regarding the basis for the approval by the Board of the Advisory Agreement is available in the Fund’s Semiannual Financial Report to Shareholders for the six months ended June 30, 2007.

Proxy Voting Policies and Procedures.

The Fund has delegated all decision making on proxy voting to the Adviser. The Adviser makes its own independent voting decisions, although it may consider recommendations from third parties in its decision making process. The Adviser makes voting decisions solely in the best interests of the Fund and its shareholders. It is the policy of the Adviser in voting proxies to vote each proposal with the goal of maximizing long-term investment returns for the Fund.

The Adviser uses guidelines which are reviewed quarterly by a Proxy Review Committee established by the Adviser. While the Adviser makes investment decisions based, in part, on the strength of a company’s management team, it will not automatically support management proposals if such proposals are inconsistent with the Adviser’s policies.

If it is determined that there is a potential material conflict of interest between the interests of the Adviser and the interests of the Fund, the Committee will review the matter and may either (i) request that the Fund consent to the Adviser’s vote, (ii) vote in accordance with the published recommendations of an independent voting organization, or (iii) appoint an independent third party to vote.

A full copy of the Firm’s Proxy Voting Policies and Procedures is available on the Baron Funds® website, www.BaronFunds.com. The Fund’s most current Proxy Voting Record on Form N-PX for the twelve months ended June 30, 2007 is also available on the Baron Funds® website or on the SEC’s website at www.sec.gov.

Service Agreements.

The Fund has agreements with various service providers pursuant to which administrative services such as record keeping, reporting and processing services are provided to the Fund’s shareholders.

BROKERAGE

The Adviser is responsible for placing the portfolio brokerage business of the Fund with the goal of obtaining the best net results for the Fund, taking into account prompt, efficient and reliable executions at a favorable price.

Purchase and sale orders are placed with brokers that the Adviser believes will achieve “best execution” of such orders. Best execution involves consideration of a number of factors, including direct net economic results to the Fund, the efficiency with which the transaction is executed, the ability to effect the transaction in the size and price range requested, the ability to effect the transaction with minimum impact on the market, the financial strength and stability of the broker, the broker’s familiarity with a particular security, the broker’s commitment of resources to executing the transaction and past experience with a broker.

BCI had been one of the brokers that provided brokerage services to the Fund, but it ceased its brokerage activities in October of 2005.

For the Fiscal Year Ended 12/31	2007	2006	2005
Total Commissions Paid by the Fund	$2,291,134	$1,223,908	$1,466,643
Commissions Paid to BCI	$0	$0	$453,479
% of Aggregate Dollar Amount of Commissions Paid to BCI	0.0%	0.0%	30.9%
% of Aggregate Dollar Amount of Transactions involving Payment of Commissions to BCI	0.0%	0.0%	49.8%
% of Total Transactions (Principal & Agency) Where BCI Acted as Broker	0.0%	0.0%	49.8%

Under the Advisory Agreement and as permitted by Section 28(e) of the Securities and Exchange Act of 1934, the Adviser may cause the Fund to pay a broker that provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other brokers would have charged for the transaction, if the Adviser determines in good faith that the greater commission is consistent with the Fund’s policies and is reasonable in relation to the value of the brokerage and research services provided by the executing broker viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients. The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement. Such research and information may be used by the Adviser or its affiliates to supplement the services it is required to perform pursuant to the Advisory Agreement in serving the Fund and/or other advisory clients of affiliates.

Brokers may be willing to furnish statistical research and other factual information or services to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such brokers, but at present, unless otherwise directed by the Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided research to the Adviser. Research provided by brokers is used for the benefit of all of the Adviser’s or its affiliate’s clients and not solely or necessarily for the benefit of the Fund. The Adviser’s investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort may be used by the Adviser as a consideration in the selection of brokers to execute portfolio transactions.

Investment decisions for the Fund and for other client accounts managed by BCM and the Adviser are made independent of each other in light of differing considerations for the various accounts. The same investment decision may, however, be made for two or more of the Adviser’s, and/or BCM’s accounts. When this occurs, simultaneous transactions are inevitable. Purchases and sales are averaged as to price where possible and allocated to accounts in a manner deemed equitable by the Adviser in conjunction with BCM. This procedure could have a detrimental or beneficial effect upon the price or value of the security for the Fund, depending upon market conditions.

DISTRIBUTOR

Distribution of Securities.

The Fund has a distribution agreement with the Distributor of the Fund, BCI. The Distributor acts as the agent for the Fund for the continuous public offering of its shares on a best efforts basis under a distribution plan adopted pursuant to Rule 12b-1 of the 1940 Act (the “12b-1 Plan”).

12b-1 Plan.

The Distributor does not receive underwriting commissions, but the 12b-1 Plan authorizes the Fund to pay the Distributor a distribution fee equal to 0.25% per annum of the Fund’s average daily net assets. Due to the possible continuing nature of Rule 12b-1 payments, long-term investors may pay more than the economic equivalent of the maximum front-end sales charge permitted by FINRA (the Financial Industry Regulatory Authority (formerly the NASD)). The 12b-1 fee is paid to the Distributor in connection with its activities and expenses primarily intended to result in the sale of shares and the servicing of shareholder accounts, including, but not limited to, compensation to registered representatives or other employees of the Distributor; compensation to and expenses of employees of the Distributor who engage in or support the distribution of shares or who service shareholder accounts; telephone expenses; preparing, printing and distributing promotional and advertising material; preparing, printing and distributing the prospectus and reports to other than current shareholders; compensation for certain shareholder services; and commissions and other fees to brokers, dealers, other financial intermediaries, or other persons who have introduced investors to the Fund. The total amount of the 12b-1 fee is payable to the Distributor regardless of the actual expenses incurred, which expenses may be more or less than the 12b-1 fees received by the Distributor. The Distributor or its affiliates may enter into arrangements with third parties to sell the Fund in programs that make Fund shares available to their customers and pay such third parties amounts in excess of the 12b-1 fee. The excess amounts typically represent savings of expenses the Fund would otherwise incur in performing record keeping and transfer agency functions. The Adviser reimburses the Distributor for certain of those excess charges.

The Distributor, the Adviser and/or their affiliates, at their expense, currently provide additional compensation to certain financial intermediaries to make Fund shares available to their customers. These financial intermediaries include retirement plan sponsors, service providers and administrators, which provide record keeping and administrative services and other services to retirement plan participants; and banks, brokers, dealers and other financial intermediaries, insurance companies, and other service providers that provide distribution related and shareholder services. The amount of payments made to a financial intermediary in any given year will vary based on the amount of Fund assets attributable to that financial intermediary. These payments help defray the costs incurred by financial intermediaries for, among other things, providing marketing and other services intended to assist in the offer and sale of Fund shares, for shareholder servicing activities, and/or for sub-transfer agency services provided to individual shareholders, where a financial intermediary maintains omnibus accounts with the Transfer Agent.

The expenses listed below are payable by the Fund and are not treated as distribution or service fees under the 12b-1 Plan, even though they are considered to be primarily intended to result in the sale of shares within the meaning of Rule 12b-1 of the 1940 Act: (a) the costs of preparing, printing or reproducing and mailing all required reports and notices to shareholders; (b) the costs of preparing, printing or reproducing and mailing all proxy statements and proxies (whether or not such proxy materials include any item relating to or directed toward the sale of shares); (c) the costs of preparing, printing or reproducing and mailing all prospectuses and SAIs to current shareholders; (d) all external legal and accounting fees relating to the preparation of any such report, prospectus, SAI and proxy materials; (e) all external fees and expenses relating to the qualification of the Fund and/or their shares under the securities or “Blue Sky” laws of any jurisdiction; (f) all fees under the 1940 Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of shares; (g) all fees and assessments, if any, of the Investment Company Institute or any successor organization, whether or not its activities are designed to provide sales assistance; (h) all costs of preparing and mailing confirmations of shares sold or redeemed and reports of share balances; (i) all external costs of responding to telephone or mail inquiries of shareholders or prospective shareholders; and (j) all other external costs and expenses of an administrative nature.

The 12b-1 Plan requires that while it is in effect the Distributor report to the Board in writing, at least quarterly, the amounts of all expenditures, the identity of the payees and the purposes for which such expenditures were made for the preceding fiscal quarter. For the fiscal year ended December 31, 2007, the Fund paid distribution fees of $7,876,518 (an additional $1,395,094 was absorbed by the Distributor and/or its affiliates and not paid by the Fund pursuant to the 0.25% limitation).

Compensation Table.

The following table discloses compensation received by BCI from the Fund for the year ended December 31, 2007:

	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation*
Baron Partners Fund	$0	$0	$0	$7,865,518

*	Fees received pursuant to the 12b-1 Plan.

The Independent Trustees of the Fund have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreement thereunder. The Interested Trustees have such an interest.

The 12b-1 Plan has been approved by the Board, including a majority of the Independent Trustees. In approving the 12b-1 Plan, the Board considered various factors and determined that there is a reasonable likelihood that the 12b-1 Plan will benefit the Fund and its shareholders. The anticipated benefits include the following: (i) the likelihood of attracting and retaining investments in the Fund; and (ii) the consequent reduced expense ratios due to economies of scale, ability to purchase larger blocks of securities, which result in decreased expenses, and minimization of adverse effects from forced sales of portfolio securities to meet redemptions.

The Distributor is authorized to make payments to authorized brokers, dealers, and other financial intermediaries who have rendered distribution assistance and ongoing shareholder support services, shareholder servicing assistance or record keeping. Certain states may require that any such person be registered with such state. The Fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under the 12b-1 Plan. No preference will be shown in the selection of investments for the instruments of such depository institutions. The Distributor may also retain part of the 12b-1 fee as compensation for its services and expenses in connection with the distribution of shares. If the 12b-1 Plan is terminated, the Fund will owe no payments to the Distributor other than any unpaid portion of the 12b-1 fee accrued through the effective date of termination.

Unless terminated in accordance with its terms, the 12b-1 Plan will continue in effect for a one-year period, and from year to year thereafter if such continuance is specifically approved at least annually by the Board and by the Independent Trustees, with such votes being cast in person at a meeting called for the purpose of such vote.

The 12b-1 Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of a majority of the outstanding shares. The 12b-1 Plan may not be amended to increase materially the amount of payments to be made without the approval of the Fund’s shareholders. All material amendments must be approved by a vote of the Board and of the Independent Trustees and have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreements related thereto, with such votes being cast in person at a meeting called for the purpose of such vote.

Custodian, Administrator, Transfer Agent and Dividend Agent.

State Street Bank and Trust Company (“SSBT”), One Lincoln Street, Boston, MA 02111, serves as the custodian for the Fund’s cash and securities.

SSBT serves as administrator to the Fund, provides certain accounting and bookkeeping services to include maintaining the books of the Fund, calculating daily the income and net asset value per share of the Fund and assisting in the preparation of tax returns and reports to shareholders. SSBT is compensated for fund accounting based on a percentage of the Fund’s net assets, subject to certain minimums plus fixed annual fees for the administrator services.

DST Systems, Inc., 430 West 7th Street, Kansas City, MO 64105, is the transfer agent and dividend agent for the Fund.

These institutions are not responsible for investment decisions for the Fund.

REDEMPTION OF SHARES

The Fund expects to make all redemptions in cash, but has reserved the right to make payment, in whole or in part, in portfolio securities. Payment will be made other than all in cash if the Board determines that economic conditions exist that would make a cash payment detrimental to the Fund’s best interests. Portfolio securities to be so distributed, if any, would be selected in the discretion of the Board and priced as described under “Determining Your Share Price” herein and in the prospectus.

NET ASSET VALUE

As more fully set forth in the prospectus under “How Your Shares are Priced,” the net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern Standard Time) on each day that the Exchange is open. The Exchange is open all week days that are not holidays. Annually, the Exchange publishes the holidays on which it will be closed. The most recent announcement states it will not be open on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Securities traded on more than one national securities exchange are valued at the last sale price of the day as of which such value is being determined as reflected at the close of the exchange that is the principal market for such securities.

U.S. Government obligations and other debt instruments having sixty days or less remaining until maturity are stated at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price from a broker maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board.

UNITED STATES FEDERAL INCOME TAXATION

The following information is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, administrative rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial intermediaries, insurance companies, dealers in stock or securities, tax-exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares and certain foreign taxpayers). Prospective shareholders should consult their tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Code. Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, other income derived with respect to its business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or in one or more “qualified publicly traded partnerships,” as defined in the Code.

Qualification and election as a “regulated investment company” involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income that is distributed to shareholders, provided that the Fund distributes to its shareholders at least 90% of its net taxable investment income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses and other taxable income other than net capital gains) and 90% of its net tax exempt interest income in each year.

The Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the nondeductible 4% U.S. federal excise tax on certain undistributed income of regulated investment companies. In order for the Fund to avoid the 4% U.S. federal excise tax, the required minimum distribution is generally equal to the sum of 98% of the Fund’s ordinary income (computed on a calendar year basis) and 98% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), plus such amounts from previous years that were not distributed.

If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund may elect to treat such capital gains as having been distributed to shareholders. In that case, each shareholder will be required to report his share of such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability, and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded to regulated investment companies (for example, by not meeting the 90% distribution requirement described above), all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, provided that a shareholder satisfied the applicable holding period and other requirements with respect to his shares, dividend distributions would be taxable to the shareholder as “qualified dividend income” to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction in the case of a corporate shareholder.

Certain other investments made by the Fund, such as investments in debt securities that have original issue discount, will cause the Fund to recognize income for U.S. federal income tax purposes prior to the Fund’s receipt of the corresponding distributable proceeds. In addition, the Fund’s investment in shares of certain foreign corporations and transactions in foreign currencies, forward contracts, options, and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These provisions also may result in the Fund’s “marking-to-market” certain types of the positions in its portfolio (i.e., treating them as if they were sold). The Fund may thus recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In that case, the Fund may have to dispose of other securities and use the proceeds to make distributions in order to satisfy these distribution requirements. In addition, these rules could affect the character, amount and timing of distributions to shareholders.

Dividends, interest and capital gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. Such taxes will reduce the Fund’s net investment income and, as a result, the shareholders’ return. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes, but there can be no guarantee that the Fund will qualify for treaty benefits. The Fund does not expect to be able to meet the requirements of the Code for “passing through” to its shareholders the foreign taxes paid. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata shares of such taxes paid by the Fund, nor will shareholders be required to treat the amounts of their pro rata shares of such taxes as amounts distributed to them.

Distributions.

Distributions to shareholders of the Fund’s net investment income (other than “qualified dividend income”) and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Distributions of the Fund’s net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder. Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder’s adjusted basis in his shares, and as a capital gain thereafter (if the shareholder held his shares as capital assets). Provided that the shareholder satisfies the applicable holding period and other requirements with respect to his shares, (i) distributions of the Fund’s “qualified dividend income” made or deemed made by the Fund in taxable years beginning before January 1, 2011 will be treated as qualified dividend income received by the shareholder and will therefore be subject to U.S. federal income tax at the rates applicable to long-term capital gain and (ii) shareholders that are corporations may be entitled to claim a dividends-received deduction for a portion of certain distributions they receive. The Fund will inform its shareholders each year of the tax status of distributions received by shareholders for the previous year. A shareholder’s tax liabilities for such distributions will depend on the shareholder’s particular tax situation.

Shareholders electing to reinvest distributions in additional shares will be treated for U.S. federal income tax purposes as receiving the relevant distributions and using them to purchase shares.

All distributions of net investment income and net capital gains, whether received in cash or reinvested, must be reported by the shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund’s shares. Should a distribution reduce the net asset value below a shareholder’s cost basis, such distribution could nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to the purchaser.

Sale or Redemption of Shares.

A shareholder will recognize a taxable gain or loss, if any, if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property (including securities distributed by the Fund) received by him in payment therefor.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will generally be long-term capital gain or loss if the shareholder’s holding period for the shares is more than one year and short-term capital gain or loss if it is one year or less. Currently, capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares generally are taxed at a maximum rate of 15% if the shareholder’s holding period for the shares is more than one year. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares for which the shareholder has a holding period of six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining a shareholder’s holding period for shares, the holding period is suspended for any periods during which the shareholder’s risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

A shareholder who recognizes a loss on a sale or other disposition of shares will be required to report the sale or other disposition on IRS Form 8886 if the loss exceeds an applicable threshold amount. Failure to comply with the reporting requirements gives rise to substantial penalties. Certain states, including New York, may also have similar disclosure requirements. Shareholders should consult their tax advisors to determine whether they are required to file IRS Form 8886 in connection with a sale or other disposition of shares.

Backup Withholding.

The Fund will be required to withhold U.S. federal income tax, currently at the rate of 28%, on all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.

A “foreign shareholder” is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, or a foreign estate or trust. This disclosure assumes that a foreign shareholder’s ownership of shares in the Fund is not effectively connected with a trade or business conducted by such foreign shareholder in the United States. A distribution of the Fund’s net investment income (other than a distribution of “qualified interest income”) to a foreign shareholder will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty. In order to obtain a reduced rate of withholding, a foreign shareholder will be required to provide an Internal Revenue Service Form W-8BEN (or substitute form) certifying its entitlement to benefits under a treaty.

In general, a foreign shareholder will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains or amounts retained by the Fund that are designated as undistributed capital gains. (Distributions of net short-term capital gains or “qualified interest income” in taxable years beginning after December 31, 2004 and before January 1, 2008, have been exempt from U.S. federal income tax. Although the provision under the Code that provides for the exemption has expired, future legislation may be proposed to reinstate the exemption.) In the case of a foreign shareholder who is a nonresident alien individual, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund that are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is present in the United States for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a “tax home” in the United States.

The Fund does not expect to be a “United States real property holding corporation;” however, if the Fund were a “United States real property holding corporation,” special rules would apply to a foreign shareholder’s receipt of distributions from the Fund and gains realized upon a foreign shareholder’s sale or other disposition of the Fund’s shares. If the Fund were a “United States real property holding corporation” as defined for U.S. federal income tax purposes without the application of certain specified exceptions, a distribution to a foreign shareholder who owned more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution would be subject to special rules. Generally, such a distribution, to the extent of the Fund’s own receipt of a distribution from a “real estate investment trust,” would be subject to withholding tax and such foreign shareholder would be required to file a U.S. federal income tax return. In addition, distributions to a foreign shareholder out of gain from the Fund’s sale or other disposition of a “United States real property interest” made in taxable years beginning after December 31, 2004 and before January 1, 2008 have been subject to withholding tax and the foreign shareholder receiving such distribution has been required to file a U.S. federal income tax return. Although the provision under the Code providing for the withholding on such distributions has expired, future legislation may reinstate the provision. If the Fund were a “United States real property holding corporation” for U.S. federal income tax purposes, any gain realized by a foreign shareholder that has owned more than 5% of the relevant class of the Fund’s shares at any time during the five-year period ending on the date of the distribution would be subject to U.S. income and withholding tax and the foreign shareholder receiving the distribution will be required to file a U.S. federal income tax return.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisor with respect to the particular tax consequences to them of an investment in the Fund.

State, Local and Foreign Taxes.

In addition to federal income taxes, shareholders of the Fund may be subject to state, local or foreign taxes on distributions from the Fund and on repurchases or redemptions of shares. Shareholders should consult their tax advisors as to the application of such taxes and as to the tax status of distributions from the Fund and repurchases or redemptions of shares in their own states and localities.

ORGANIZATION AND CAPITALIZATION

Baron Select Funds is an open-end investment company organized as a series fund under the statutory trust law of the State of Delaware. The only series currently available is Baron Partners Fund. Shares entitle their holders to one vote per share on all matters submitted to a vote of shareholders. The Company’s Declaration of Trust provides that no matters need be submitted to shareholders except as required by the 1940 Act. Consequently, matters such as mergers, acquisitions and sales of assets may not require shareholder approval. In the election of Trustees, shares have non-cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees and, in such event, the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons as Trustees. Shares have no preemptive or subscription rights and are transferable.

Under Delaware law, shareholders have no liability for any liabilities of the Company or any of its series. Under the Company’s Declaration of Trust, all liabilities and assets of the Company are allocated among its various series and no series (and no creditor or shareholder of any series) participates in or is subject to the assets or liabilities of any other series.

OTHER INFORMATION

Registered Public Accountants.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, NY 10017 is the independent registered public accounting firm for the Fund.

Calculations of Performance Data.

Advertisements and other sales literature for the Fund may refer to average annual total return and actual return. Average annual total return is computed by finding the average annual compounded rates of return over a given period that would equate a hypothetical initial investment to the ending redeemable value thereof, as follows:

P(1+T)n = ERV

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return
[n] = number of years
ERV = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period

Actual return is computed by measuring the percentage change between the net asset value of a hypothetical $1,000 investment in the Fund at the beginning of a period and the net asset value of that investment at the end of a period.

After-tax returns are included in the table below to show the impact of assumed federal income taxes on an investment in the Fund. A Fund’s total return “after taxes on distributions” shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. A Fund’s total return “after taxes on distributions and sale” shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of Fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns reflect past tax effects only and are not predictive of future tax effects.

Average Annual Total Return (After Taxes on Distributions) is computed as follows:

P (1+T)n = ATVD

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
[n] = number of years
ATVD = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) is computed as follows:

P (1+T)n = ATVDR

Where:	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemption)
[n] = number of years
ATVDR = ending redeemable value at the end of the period of a hypothetical $1,000 investment made at the beginning of the period (or fractional portion thereof), after taxes on fund distributions and redemption.

All performance calculations assume that dividends and distributions are reinvested at the net asset value on the appropriate reinvestment dates and include all recurring fees. Prior to May 1, 2003, the performance calculations have been restated and adjusted since inception applying the flat maximum expense ratio of 1.45% that would apply to the Fund (exclusive of portfolio transaction costs, interest and extraordinary expenses). The adjustments remove any prior performance allocations or other management or service fees. Prior to May 1, 2003, the Fund did not have a distribution policy. It was an unregistered partnership, it did not qualify as a regulated investment company for federal tax purposes and it did not pay dividends and distributions. As a result of the different tax treatment, we are unable to show the after-tax returns for the Fund prior to May 1, 2003.

Computed, adjusted and restated in the manner described above, the performance, as of December 31, 2007 has been:

	Average Annual 1 YR	Average Annual 5 YR	Cumulative 5 YR	Average Annual 10 YR	Cumulative 10 YR	Average Annual Since Inception	Cumulative Since Inception
Baron Partners Fund
Return before taxes	11.34%	24.31%	196.88%	11.09%	186.36%	17.85%	1,265.10%
Return after taxes on distributions	10.34%	N/A	N/A	N/A	N/A	N/A	N/A
Return after taxes on distributions & sale of Fund shares	8.12%	N/A	N/A	N/A	N/A	N/A	N/A
Russell 2000 (reflects no deductions for fees, expenses or taxes)	(1.57)%	16.25%	112.26%	7.08%	98.24%	10.12%	364.02%
S & P 500 (reflects no deductions for fees, expenses or taxes)	5.48%	12.81%	82.68%	5.89%	77.20%	10.47%	388.08%

Performance results represent past performance and are not necessarily representative of future results. Investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.

In addition to advertising average annual and actual return data, comparative performance information may be used in advertising materials about the Fund, including data and other information from sources such as: Lipper Analytical Services, Inc., DA Investment Technologies, Morningstar Inc., Money, Forbes, SEI, Ibbotson, No Load Investor, Growth Fund Guide, Fortune, Barron’s, The New York Times, The Wall Street Journal, Changing Times, Medical Economics, Business Week, Consumer Digest, Dick Davis Digest, Dickenson’s Retirement Letter, Equity Fund Outlook, Executive Wealth Advisor, Financial World, Investor’s Daily, Time, Personal Finance, Investment Advisor, SmartMoney, Rukeyser, Kiplinger’s, NAPFA News, US News, Bottomline, Investors Business Daily, Bloomberg Radio, CNBC, USA Today, Mutual Fund Magazine, The Street.com, Bloomberg Personal, Worth, Washington Business Journal, Investment News, Hispanic Magazine, Institutional Investor, Rolling Stone Magazine, Microsoft Investor, Individual Investor, SmartMoney Interactive, Art & Auction, Dow Jones Newswire, Dow Jones News, The Boston Globe, Standard & Poor’s Advisor Insight, CBS Market Watch, Morningstar.Net, On Wall Street, Los Angeles Times, Standard & Poor’s Outlook, Bloomberg Online, Fund Action, Funds Net Insight, Boston Herald, Dow Jones Investment Advisor, Annuity.Net.com, Morningstar Fund Investor, Associated Press, Bloomberg Business News, Standard & Poor’s Personal Wealth, The Washington Post, The Daily Telegraph (UK), NewsDay, New York Post, Miami Herald, Yahoo Finance, Arizona Republic, Mutual Fund Market News, Chicago Tribune, Investor Force, Pensions and Investments, St. Paul Pioneer Press, Deseret News Publishing, Dallas Morning News, PSI Daily, Financial Planning Investment News, Newark Star Ledger, Reuters, Time—European Edition, Registered Representative Magazine and Crain’s NY Business. The Fund may also use comparative performance data from indices such as the: Dow Jones Industrial Average, Standard & Poor’s 400, 500, Small Cap 600, 1,500 or Midcap 400, Value Line Index, Wilshire 4,500, 5000 or Small Cap, NASDAQ/OTC Composite, New York Stock Exchange, and the Russell 1000, 2000, 2500, 3000, 2000 Growth, 2000 Value, Midcap or MidCap Growth. With respect to the rating services, the Fund may use performance information that ranks the Fund in any of the following categories: all funds, aggressive growth funds, value funds, mid-cap funds, small-cap funds, growth funds, equity income funds, and any combination of the above listed categories.

Financial Statements.

The Fund’s financial statements for the year ended December 31, 2007 and the report thereon of PricewaterhouseCoopers LLP, independent registered public accounting firm, appearing therein, are incorporated by reference into this SAI.